                          [LOGO OF NUMERIC INVESTORS]

                                 Micro Cap Fund
                                  Growth Fund
                              Growth & Value Fund
                             Larger Cap Value Fund
                              Small Cap Value Fund

                                Adviser's Report

October 25, 1999
Dear Fellow Shareholder:

As your Funds' adviser, we are pleased to report the annual results for the n/i numeric investors family of funds (the "Funds") for the fiscal year ended August 31, 1999.

In addition to discussing our Funds' returns and recent market conditions, we have chosen to begin this report with a special section describing how we at Numeric Investors L.P.(R) ("Numeric") are attempting to better align the relationship between the fund family and its shareholders. Related to this, you will have already received a proxy asking you to vote on a proposed change to the Investment Advisory Agreement. If this change is approved, the contractual Investment Advisory Fee paid to Numeric will be lower than the current advisory fee if we fail to beat each of our benchmarks by at least 3% per year, but will be higher if we succeed. This shift to a "Fulcrum Fee" arrangement is one step of several (described below) that we are undertaking to better align the interests of our shareholders and the management of the n/i numeric investors family of funds.

A MORE THOUGHTFUL RELATIONSHIP BETWEEN YOUR FUND AND ITS SHAREHOLDERS

Numeric has been giving careful thought to the relationship that should exist between the n/i numeric investors family of funds and its shareholders. We have decided to formalize this shareholder-friendly relationship with the expectation that thoughtful investors will appreciate the advantages of such a relationship. It is precisely these thoughtful investors who we hope will become loyal and long-lasting shareholders of the Funds. For Numeric, this relationship is less an initiative for change than an endorsement of our existing business practices, but with a few enhancements added.

 .    First, we at Numeric believe that a mutual fund should consistently pursue its stated investment objectives and remain true to its "style". Numeric's quantitative processes lend themselves to such discipline because the models and the investment process are consistent through time, because we select stocks narrowly from the appropriate universe for each Fund, and because we are always fully invested. This means that the Funds always will provide exposure to the target market segment you are seeking. It also means that your Fund's returns should not be compared to the return of the S&P 500 Index, because that is not the market segment within which any of the Funds invest.

 .    Second, Numeric believes that actively managed funds must do everything within their power and authority to generate excess returns above the average return of the universe in which you are investing. We are well aware that passive or index-fund alternatives exist and that such alternatives always have lower management fees and often generate returns superior to many actively managed funds. Whereas Numeric is committed to doing everything that we can to generate excess returns for our shareholders, we want you to recognize that we cannot add value in all markets and at all times. Thus, there will be periods of time when the Funds fail to add value.

 .    Third, Numeric must identify the appropriate benchmark index for each strategy, and attempt to control portfolio risk relative to this benchmark. Each Fund's benchmark is identified later in this report and you can see how each Fund's portfolio structure hews closely to the benchmark's structure. Again, this reemphasizes that the S&P 500 Index will not be the appropriate comparison for your Fund's returns.

 .    Fourth, Numeric must focus its resources on the investment process through quantitative research, disciplined portfolio management, and cost-effective trading. Of the forty people employed at Numeric, twenty-two are directly involved in the investment process.

 .    Fifth, Numeric intends to limit the assets under management in each Fund to a level that permits us to trade the strategies without incurring such large transaction costs that they consume the value of the investment insight. A growing body of research indicates that successful mutual funds often take on so many assets that they can no longer remain true to their investment style, nor can they trade their positions cost effectively. The result is their ability to add value is diminished or eliminated, precisely because they have been so successful previously that they have attracted more assets than they can manage. Numeric remains committed to closing your Funds at modest asset levels to preserve our ability to add value for shareholders.

 .    Sixth, we do not believe that the cost structure of the Funds should contain any distribution fees or loads. Such fees or loads are permitted by the SEC to help a fund grow its assets to a critical mass, but based on our current asset- level objectives being so modest such fees seem inappropriate. The n/i numeric investors family of funds offers only pure no-load funds to its investors, thus assuring that shareholder returns are not diminished for the cost of growing the Funds, especially given that such growth is not in the shareholders long-term interest.

 .    Seventh, Numeric will actively discourage short-term investors from investing in the Funds because their trading in and out of the Funds adds to transaction costs and diminishing returns for all of us. In addition, the Funds have such limited capacity that we do not want investors who are not committed for the long term. Because the Funds have no loads and provide disciplined exposures to certain market segments, the Funds may be attractive as a short-term investment to the market-timer who believes that a particular market segment is poised to outperform the broad market. However, we endeavor to add value over the long- term by remaining true to our quantitative investment process. This process does not pay off in all markets but we believe that our objective of adding value over longer market cycles is reasonable. We want to attract investors who will remain with us through these cycles. Accordingly, effective December 1, 1999, we are implementing a redemption fee of 1%, payable into the Fund (to you, the remaining shareholder, and not to Numeric) for any shareholder who redeems their investment in the Fund within six months of first investing.

 .    Eighth, Numeric has proposed a change in our advisory agreement whereby
     Numeric's advisory fee will vary as a function of how much added value we generate for our shareholders. If we fail to at least match the return of the benchmark, our advisory fee will be 0.35% per year, or less than half of its present level of 0.75% per year. If we match the return of the benchmark or exceed it by up to 0.99%, our fee increases to 0.45%. Our fees will increase by 0.10% for every 1% return we generate for our shareholders above the return of the benchmark. This means that our advisory fee will be equal to the current flat fee of 0.75% if the Funds beat the return of their benchmarks by at least 3% but less than 4%. If we exceed the return of a Fund's benchmark by 9% or more over any year, the advisory fee is capped at a maximum of 1.35%. We have proposed such a performance-sharing arrangement because we believe it aligns the interests of the shareholders and our firm. The more dollars of excess return we can generate for our shareholders, the more we are paid. And if we fail to generate positive excess returns over a period (as we almost certainly will at times), then our fees could possibly decline to the minimum level of 0.35%. In addition, as discussed in the proxy statement, if the proposal is approved, Numeric will undertake to limit other normal fund operating expenses (other than the advisory fee) to no more than 0.50% per year. If necessary, Numeric will waive our advisory fee and/or reimburse fund operating expenses to ensure such expenses do not exceed the voluntary limitation. By now, you should have received a proxy asking you to vote on this matter prior to a special meeting of shareholders scheduled for November 22, 1999. We urge you to return your proxy card promptly.

FUNDS' RETURNS FOR THE FISCAL YEAR ENDED AUGUST 31, 1999

All four of the Funds that have been in existence for at least one year generated strong positive absolute returns during the fiscal year ended August 31, 1999. These returns are displayed in Table 1 below. Detailed performance data for each Fund can be found in the "Financial Highlights" and the line graph sections of this report.

             TABLE 1: 12-MONTH FUND RETURNS THROUGH AUGUST 31, 1999

                           Fund                     Return
                    -------------------            --------
                    Micro Cap Fund                 +56.09%
                    Growth Fund                    +52.80%
                    Growth & Value Fund            +41.61%
                    Larger Cap Value Fund          +26.01%
                    Small Cap Value Fund            +7.17%**

         ** Nine months from November 30, 1998 through August 31, 1999

The n/i numeric investors family of funds are managed to provide exposure to distinct domains of the stock market, delineated by capitalization and growth / value exposures. Each Fund buys stocks from within these domains and remains near fully invested under normal market conditions in such stocks. Thus, the Funds do not allow cash to build up to `time the market', and they contain stocks that are consistent with each Fund's stated investment style.

For the most part, the domains of the Funds are distinct from the S&P 500 Index, thus making the S&P 500 Index an inappropriate benchmark for the Funds. As of August 31, 1999 the fifty largest companies in the S&P 500 comprised 57.4% of the Index's capitalization weight. Thus more than half of the returns of the S&P 500 Index are now determined by the returns of fifty very large companies that are predominantly "growth stocks". These very large growth stocks are not appropriate investments for most of the Funds, so comparing the Funds' returns to the S&P 500 Index is "comparing apples and oranges".

          TABLE 2: 12-MONTH BENCHMARK RETURNS THROUGH AUGUST 31, 1999

              Fund                   Benchmark Index        Benchmark Return
          ----------------------   -------------------      ----------------
          Micro Cap Fund           Russell 2000 Growth            +43.31%
          Growth Fund              Russell 2500 Growth            +51.03%
          Growth & Value Fund        S&P MidCap 400               +41.58%
          Larger Cap Value Fund    Russell 1000 Value             +30.08%
          Small Cap Value Fund     Russell 2000 Value             + 1.65%**

         ** Nine months from November 30, 1998 through August 31, 1999

In lieu of the S&P 500 Index, we compare the performance of each of the Funds with industry-standard benchmarks that we believe best represent the return of each of our investable market domains. In this way, we can determine if we have been successful in adding value within the domain in which we are investing. The benchmark for each of the five Funds, and the 12-month return of each benchmark, is shown in Table 2 above.

As active managers, it is our mission to strive to generate returns that are above the returns available from the appropriate domain of the market. Of course there can be no guarantee that we will be successful in our effort to `beat the market' and there have been periods in the past when we have lagged these benchmark indices. For the twelve months ended August 31, 1999, three of the four Funds that had been in existence for a full year were able to generate returns in excess of their respective benchmarks. In addition, the Small Cap Value Fund beat its benchmark during the nine months since its inception. Table 3 compares the Funds' twelve-month returns with the returns of their benchmarks.

                     TABLE 3: FUND VERSUS BENCHMARK RETURNS

                  TWELVE OR NINE MONTHS ENDED AUGUST 31, 1999

                  Fund             Fund Return   Benchmark Return   Difference
          ---------------------    -----------   ----------------   ----------
          Micro Cap Fund              +56.09%         +43.31%         +12.78%
          Growth Fund                 +52.80%         +51.03%          +1.77%
          Growth & Value Fund         +41.61%         +41.58%          +0.03%
          Larger Cap Value Fund       +26.01%         +30.08%          -4.07%
          Small Cap Value Fund         +7.17% **       +1.65%**        +5.52%

                  ** Nine-month returns ended August 31, 1999

FUNDS' RETURNS FOR THE SIX MONTHS ENDED AUGUST 31, 1999

The Funds' returns for the most recent six months compare especially favorably with their benchmarks. We believe that the rebound in relative returns since last February demonstrates the strength and durability of our systematic and disciplined investment process.

                     TABLE 4: FUND VERSUS BENCHMARK RETURNS

                        SIX MONTHS ENDED AUGUST 31, 1999

                  Fund             Fund Return   Benchmark Return   Difference
          --------------------     -----------   ----------------   ----------
          Micro Cap Fund              +18.31%         +10.85%         +7.46%
          Growth Fund                 +22.35%         +17.16%         +5.19%
          Growth & Value Fund         +14.82%         +10.92%         +3.90%
          Larger Cap Value Fund        +6.42%          +6.16%         +0.26%
          Small Cap Value Fund        +14.21%          +8.73%         +5.48%

FUNDS' RETURNS SINCE INCEPTION

Four of the five Funds have been in existence for more than a year and three of these four have generated average annualized returns greater than their benchmarks' annualized returns. We are proud of these returns but again caution that past returns are not necessarily predictive of future results.

              TABLE 5: AVERAGE ANNUALIZED RETURNS SINCE INCEPTION

                                     Fund      Benchmark               Inception
                  Fund              Return      Return     Difference     Date
          ---------------------    ---------   ---------   ----------  ---------
          Micro Cap Fund             +21.97%     +3.50%     +18.47%      6/03/96
          Growth Fund                +12.66%     +7.73%      +4.93%      6/03/96
          Growth & Value Fund        +20.90%    +17.96%      +2.94%      6/03/96
          Larger Cap Value Fund       +7.79%    +12.07%      -4.28%     12/09/97
          Small Cap Value Fund        +7.17%**   +1.65%**    +5.52%**   11/30/98

                  ** Nine-month rates of return and difference

Because the Small Cap Value Fund has not been in existence for a full year yet, it is inappropriate to compare annualized rates of return between the Fund and its benchmark. For the first nine months of the Small Cap Value Fund's existence, its return has exceeded the return of its benchmark by more than 5%.

THREE ORIGINAL n/i FUNDS RECEIVE MORNINGSTAR RATINGS*

The three original n/i funds that were launched on June 3, 1996 reached their third anniversary this year. Morningstar, the mutual fund evaluation service, follows these Funds. We were pleased that at September 30, 1999, Morningstar awarded the Micro Cap Fund five stars (their highest ranking) within its peer group category, while the Growth & Value Fund was awarded four stars within its peer group category and the Growth Fund was awarded three stars within its peer group category. Morningstar is placing increasing emphasis on ranking funds within their appropriate peer groups so investors can better compare funds with like investment objectives. (Morningstar, Inc. is an independent fund performance monitor and its ratings may change monthly).

*The Morningstar Risk-Adjusted Rating brings both performance and risk together into one evaluation. To determine a fund's star rating for a given period (three, five, or 10 years), the fund's Morningstar Risk score is subtracted from its Morningstar Return score. The resulting number is plotted along a bell curve to determine the fund's rating for each time period. If the fund scores in the top 10% of its investment category (small cap growth, mid cap blend, large cap value, etc.), it receives 5 stars (Highest); if it falls in the next 22.5%, it receives 4 stars (Above Average); a place in the middle 35% earns it 3 stars (Neutral or Average); those in the next 22.5% receive 2 stars (Below Average); and the bottom 10% get 1 star (Lowest). The Category (peer group) Rating does not reflect any front-end or deferred loads. Other expenses are included. The star ratings are recalculated monthly. Past performance is not predictive of future performance.

MARKET AND ECONOMIC COMMENTARY

In our March 12, 1999 letter accompanying the Semi-Annual Report to Shareholders, we commented that the recent market environment through February 1999 had been highly unusual because large-cap growth stocks had so thoroughly dominated the market. This pattern had begun more than five years prior and reached a crescendo through 1998 and into the first quarter of 1999. In our prior report, we presented a chart similar to the one below that plotted returns by capitalization in 1998 and the first two months of 1999 for the 3000 stocks comprising the Russell 3000 Index.

              A VERY NARROW MARKET IN 1998 & AGAIN IN EARLY 19999

          CAP-WEIGHTED AVERAGE RETURNS OF EACH CAPITALIZATION STRATUM

                                    [CHART]

                        1998               Jan & Feb 1999
                        ----               --------------

Mega 50                  40%                    1.3%

Larger 150               24%                    2.6%

Mid-Large 300          13.0%                   -3.4%

Mid-Cap 500             2.0%                   -5.9%

Smaller 2000            .003%                   -8.1%

In the chart above, note that the largest 50 stocks (the "Mega 50") produced more than a 40% return in 1998, whereas the smaller 2000 stocks (ranked 1001 through 3000 in capitalization) produced essentially no return at all. Extending the time period through the difficult first two months of 1999, the chart shows that the smaller 2500 companies in the Russell 3000 produced negative returns over the fourteen months ending February 1999. This weak performance by smaller and midcap stocks stands in stark contrast to the excellent returns of widely followed large cap indices like the S&P 500, whose total return was almost 30% over this period. Given that internet stocks were also superb performers over this period and most internet stocks were found (at least initially) among the smaller 2000 companies of the Russell 3000 Index, the weakness in smaller companies would have been even more noticeable if the internet stocks had not been present.

Much of the market's remarkable large cap bias in 1998 and early 1999 was understandable, after the fact, given market and economic conditions. During 1998 and through March 1999, analysts lowered their earnings expectations for smaller and midcap companies far more severely than they cut estimates for the largest companies.

Compared to expectations at the beginning of 1998, actual earnings realized by the end of 1998 were 31% more disappointing among the smallest 2000 stocks than among the largest 50. Thus three-quarters of the 40% differential in 1998 returns between the largest 50 and the smaller 2000 stocks was economically justified by the more severe earnings disappointments of smaller stocks. We believe that the additional 10% spread in returns between the megacap 50 stocks and the broad market in 1998 was caused by a flight to quality in response to the scary market conditions during the summer and early fall of 1998. The falling market and the near gridlock of the financial markets in the summer and fall of 1998 caused investors to flee into the safest, most liquid (i.e. largest) companies and the highest quality debt instruments.

Once the crisis had passed however, this quality premium should have dissipated, thus allowing the smaller, slower growing stocks to partially catch up with the largest, safest companies. The quality premium did not begin to dissipate as soon as the crisis was over however. Instead, we believe momentum investors chased the hot-performing internet stocks and jumped into S&P 500 Index funds through the first quarter of 1999. We believe the shift of retail and institutional assets into index funds caused buying pressure in the index constituents and selling pressure elsewhere in the market as other portfolios and mutual funds were liquidated.


                       Comparison of Forecast P/E Ratios

      Russell Top 200 Index Vs Russell MidCap Index (Through August 1999)

                                    [GRAPH]

                        Top 200        MidCap
         Dec-78           8.1           6.8
         Jan-79           8.1           6.9
         Feb-79           8.1           7.1
         Mar-79           8.1           7.2
         Apr-79           7.9           7.2
         May-79           7.8           7.1
         Jun-79           7.6           7.1
         Jul-79           7.7           7.2
         Aug-79           7.7           7.3
         Sep-79           7.8           7.4
         Oct-79           7.7           7.4
         Nov-79           7.7           7.3
         Dec-79           7.6           7.3
         Jan-80           7.4           6.9
         Feb-80           7.2           6.6
         Mar-80             7           6.2
         Apr-80           7.1           6.6
         May-80           7.3             7
         Jun-80           7.4           7.4
         Jul-80           7.6           7.6
         Aug-80           7.8           7.8
         Sep-80             8             8
         Oct-80           8.3             8
         Nov-80           8.5             8
         Dec-80           8.8             8
         Jan-81           8.5           8.1
         Feb-81           8.2           8.3
         Mar-81           7.9           8.4
         Apr-81           7.9           8.4
         May-81           7.8           8.4
         Jun-81           7.8           8.4
         Jul-81           7.3           7.8
         Aug-81           6.9           7.3
         Sep-81           6.4           6.7
         Oct-81           6.6             7
         Nov-81           6.9           7.2
         Dec-81           7.1           7.5
         Jan-82           6.9           7.2
         Feb-82           6.7           6.9
         Mar-82           6.5           6.6
         Apr-82           6.6           6.7
         May-82           6.8           6.7
         Jun-82           6.9           6.8
         Jul-82           7.1           7.1
         Aug-82           7.3           7.4
         Sep-82           7.5           7.7
         Oct-82             8           8.3
         Nov-82           8.6             9
         Dec-82           9.1           9.6
         Jan-83           9.2           9.8
         Feb-83           9.3           9.9
         Mar-83           9.4          10.1
         Apr-83           9.8          10.6
         May-83          10.2          11.2
         Jun-83          10.6          11.7
         Jul-83          10.3          11.4
         Aug-83            10          11.2
         Sep-83           9.7          10.9
         Oct-83           9.7          10.8
         Nov-83           9.6          10.6
         Dec-83           9.6          10.5
         Jan-84           9.3            10
         Feb-84           8.9           9.5
         Mar-84           8.6             9
         Apr-84           8.5           8.9
         May-84           8.4           8.9
         Jun-84           8.3           8.8
         Jul-84           8.3           8.9
         Aug-84           8.4           8.9
         Sep-84           8.4             9
         Oct-84           8.5           9.1
         Nov-84           8.7           9.3
         Dec-84           8.8           9.4
         Jan-85             9           9.5
         Feb-85           9.1           9.6
         Mar-85           9.3           9.7
         Apr-85           9.6          10.1
         May-85            10          10.6
         Jun-85          10.3            11
         Jul-85            10          10.7
         Aug-85           9.8          10.3
         Sep-85           9.5            10
         Oct-85            10          10.6
         Nov-85          10.5          11.2
         Dec-85            11          11.8
         Jan-86          11.4          12.2
         Feb-86          11.7          12.6
         Mar-86          12.1            13
         Apr-86          12.5          13.3
         May-86          12.8          13.6
         Jun-86          13.2          13.9
         Jul-86          12.7          13.4
         Aug-86          12.2            13
         Sep-86          11.7          12.5
         Oct-86            12          12.6
         Nov-86          12.3          12.6
         Dec-86          12.6          12.7
         Jan-87          13.3          13.1
         Feb-87          13.8            14
         Mar-87          14.2          14.2
         Apr-87          13.9          13.6
         May-87          13.5          13.5
         Jun-87          14.8          13.7
         Jul-87          14.6          13.8
         Aug-87            15          14.3
         Sep-87          14.6            14
         Oct-87          11.6          10.4
         Nov-87          10.7           9.8
         Dec-87          11.4          10.7
         Jan-88          11.1          10.2
         Feb-88          11.5          10.9
         Mar-88            11          10.9
         Apr-88            11          10.8
         May-88          10.6          10.5
         Jun-88          11.2            11
         Jul-88          10.7          10.3
         Aug-88          10.1           9.9
         Sep-88          10.6          10.2
         Oct-88          10.8          10.3
         Nov-88          10.5           9.9
         Dec-88          10.7          10.3
         Jan-89          10.8          10.3
         Feb-89          10.4          10.2
         Mar-89          10.6          10.4
         Apr-89          11.1          10.9
         May-89          11.5          11.4
         Jun-89          11.3          11.4
         Jul-89          12.1          11.7
         Aug-89          12.2          12.1
         Sep-89          12.3          12.1
         Oct-89          12.3          11.8
         Nov-89          12.6          12.1
         Dec-89          13.1          12.4
         Jan-90          11.6          10.8
         Feb-90          11.9          11.1
         Mar-90          12.2          11.5
         Apr-90            12          11.2
         May-90          13.1          12.3
         Jun-90          13.1          12.1
         Jul-90          12.4          11.2
         Aug-90          11.4          10.1
         Sep-90            11           9.6
         Oct-90          11.2           9.5
         Nov-90          12.1          10.7
         Dec-90          12.5          11.3
         Jan-91          12.6          11.5
         Feb-91          13.8          12.8
         Mar-91          14.3          13.4
         Apr-91          14.6          13.6
         May-91          15.2          14.4
         Jun-91            15          13.7
         Jul-91          14.6          13.5
         Aug-91            15            14
         Sep-91          14.9          14.1
         Oct-91          15.3          14.5
         Nov-91          14.9          14.1
         Dec-91          16.6          15.7
         Jan-92          15.4          14.5
         Feb-92          15.7          15.1
         Mar-92          15.4          14.6
         Apr-92          15.8          14.7
         May-92          15.1          14.8
         Jun-92          15.5          14.8
         Jul-92            15          14.3
         Aug-92          14.7          14.1
         Sep-92          14.9          14.4
         Oct-92          15.1          14.9
         Nov-92          15.9          15.6
         Dec-92          16.2            16
         Jan-93            15          15.2
         Feb-93          15.2          15.3
         Mar-93          15.7          15.7
         Apr-93          15.5          15.4
         May-93          15.5          15.8
         Jun-93          15.6          15.9
         Jul-93          14.7            15
         Aug-93          15.2          15.7
         Sep-93          15.2          15.7
         Oct-93          15.5          15.7
         Nov-93          15.3          15.3
         Dec-93          15.4          15.8
         Jan-94          14.8          15.3
         Feb-94          14.4            15
         Mar-94          13.7          14.3
         Apr-94          13.8          14.5
         May-94            14          14.4
         Jun-94          13.6          14.2
         Jul-94          13.2          13.6
         Aug-94          13.5          14.3
         Sep-94          13.2            14
         Oct-94          13.3            14
         Nov-94          12.8          13.2
         Dec-94          12.9          13.3
         Jan-95          12.5          12.5
         Feb-95          12.9            13
         Mar-95          13.2          13.3
         Apr-95          13.4          13.4
         May-95          13.7          13.6
         Jun-95          13.8          14.3
         Jul-95          13.6          14.1
         Aug-95          13.6          14.1
         Sep-95          14.3          14.4
         Oct-95          14.3          14.1
         Nov-95          14.9          14.8
         Dec-95          15.1            15
         Jan-96            15          14.5
         Feb-96          15.1          14.9
         Mar-96          15.3          15.2
         Apr-96          15.6          15.8
         May-96          15.6          16.1
         Jun-96          16.2          16.2
         Jul-96          14.6          14.4
         Aug-96          14.8          15.1
         Sep-96          15.7            16
         Oct-96          16.1          16.1
         Nov-96          17.2          16.9
         Dec-96          16.9          16.8
         Jan-97            17          16.4
         Feb-97          16.9          16.3
         Mar-97          16.4          15.5
         Apr-97          17.4          15.8
         May-97          17.9          16.9
         Jun-97          19.1          17.5
         Jul-97          19.4          17.9
         Aug-97          18.4          17.4
         Sep-97          19.1          18.2
         Oct-97          18.9          17.6
         Nov-97          19.8          18.1
         Dec-97          20.3          18.5
         Jan-98          19.3          17.3
         Feb-98            21          18.7
         Mar-98          22.4          19.8
         Apr-98          22.8            20
         May-98          22.5          19.3
         Jun-98          23.7            20
         Jul-98          22.7            18
         Aug-98          19.4          15.1
         Sep-98          20.9          16.4
         Oct-98          22.9          17.9
         Nov-98          24.7            19
         Dec-98            26          20.3
         Jan-99          25.8            19
         Feb-99          24.7          18.6
         Mar-99          25.6          19.1
         Apr-99          26.3          20.6
         May-99          25.1          20.7
         Jun-99          27.7          21.1
         Jul-99          25.3          19.2
         Aug-99          25.1          18.9

By the end of March 1999, the largest stocks in the market were selling at historically high multiples of earnings. In addition, the valuation multiples of the largest stocks were at record spreads above the valuation multiples of smaller and midcap stocks. This can be seen in the chart above, which compares the ratio of price to forecast earnings (the p/e ratio) of the Russell Top 200 Index (comprised of the 200 largest U.S. companies) with the p/e ratio of the Russell Midcap Index. The Russell Midcap Index contains the next largest eight hundred stocks in the U.S. Note how the two indices had similar p/e ratios for most of their history, from the end of 1978 through 1996, indicating that the largest stocks had never sold at premium multiples of earnings compared to midcap stocks over that period. Since early 1997 however, the Top 200's p/e ratio began to climb above the p/e ratio of the Midcap Index. The chart shows that the average p/e ratio of the Russell Top 200 Index (25.1 times earnings) was 33% higher than the average p/e ratio of the Russell Midcap Index (18.9) at the end of August. The p/e ratio of the Russell Top 200 Index was at a 34% premium above the p/e ratio of the Midcap Index at the end of March.

The market's preference for the largest growth stocks and internet stocks continued into the middle of April, whereupon it reversed sharply. From mid-April through the end of May, smaller cap and value stocks produced a potent rally as larger cap and growth stocks languished. We perceive that this shift occurred for three reasons. First, the powerful economic and market forces that had favored larger, safer growth stocks had carried the relative valuation of these glamour growth stocks to extraordinarily rich valuations compared to the rest of the market. Second, the stimulus of better earnings reports across the broad market indicated that the gloom that had prompted the prior flight to quality had now dissipated, making the rich valuations of the largest, safest companies appear excessive in a more benign economic environment. Third, with smaller companies experiencing the same favorable earnings announcements as their larger brethren, the returns of smaller companies were no longer disadvantaged as their earnings forecasts were revised downward.

                Returns Have Broadened Over the Past Six Months

          Cap-weighted Average Returns of Each Capitalization Stratum

                                    [CHART]

                       1998            Jan & Feb          Mar & Aug

Mega 50                 40%               1.3%               5.9%

Larger 150              24%               2.6%               4.6%

Mid-Large 300         13.0%              -3.4%              10.6%

Mid-Cap 500            2.0%              -5.9%              12.2%

Smaller 2000          .003%              -8.1%              12.8%


In the chart above, we have added a third set of bars to the first chart on page
5. The third (green) set of bars plots the average return of each capitalization range over the six months from March through August 1999. Note how the green bars slope upward to the right, indicating that smaller stocks generated better returns than larger over this most recent six-month period.

A broadening market is helpful to your Fund's absolute and benchmark-relative returns. For much of the last several years, investors have looked with envy at the S&P 500 Index and the index funds that mimic it, because so much of the rest of the market was unable to generate positive returns. Over the six months ended August 1999, the S&P 500 Index was not the "fastest rabbit" in the market because the largest 50 companies, which make up more than half of the capitalization of the S&P 500 Index, produced lower returns than the broad market. Small cap investors and managers who buy stocks on their investment merits (rather than their capitalization weighting in the index) produced better returns than the S&P 500 Index. Finally, active managers looked smart after years of lagging the index.

SUCCESS OF THE NUMERIC STOCK SELECTION MODELS

A broader market also helps benchmark-relative returns because it spreads returns more evenly throughout the market, allowing the stock selection models a more level opportunity set from which to identify superior performing stocks. Nonetheless, the twelve months ended August 31, 1999 proved to be a difficult market environment for our stock selection models. The market's strong preference for large cap growth stocks and stocks with positive price momentum through mid-April 1999 gave our models below-average stock selection power during the first seven months of our fiscal year. During the second half of the fiscal year, the aforementioned shift in favor of value favored the Fair Value model but impaired the Estrend(TM) model. Through the summer, as the Federal Reserve began a tightening sequence, the Estrend(TM) model returned to power. The uncertainty surrounding further Fed tightening continues to feed the manic tendencies of the market, causing swings in market preferences from month to month.

Other commentators have observed that the recent market has been one of the narrowest, large cap market environments, with the most perverse returns to undervalued (low p/e) stocks, since World War II. We concur that the recent environment has been unusually difficult and believe that it is unlikely to persist over the long term. Nonetheless, we are continuing our research to improve our stock selection processes and are confident that this research will continue to bear fruit with more powerful and consistent stock selection techniques.

Y2K READINESS

Numeric has been working on this issue since December of 1997. We believe we have prepared a solid contingency plan should anything occur for which we have not already taken corrective steps.

Our Y2K plan has been a firm-wide effort with all department heads and senior management actively involved in the process, from plan approval to plan implementation. Our transfer agent, PFPC, informs us it has remediated, tested and moved into its internal interface programs and has successfully completed testing with its critical outside vendors. PFPC has developed and continues to refine its contingency plans to address any unexpected problems that might arise. Both PFPC and Numeric will have staff available during the critical moments when computer systems are making the switch from 1999 to 2000.

PORTFOLIO RETURNS

MICRO CAP FUND

The Micro Cap Fund returned 56.09% for the fiscal year ended August 31, 1999. This robust return is gratifying on an absolute basis and compares very favorable to the pre-established benchmark, the Russell 2000 Growth Index. The benchmark is an unmanaged index of smaller capitalization growth stocks, which returned 43.31% over the same period. Since the Fund's inception on June 3, 1996, the Fund has returned a compound average of 21.97% per year, far outpacing the benchmark's annualized return of 3.50%.

Since technology stocks dominate the smaller cap growth stock universe, the Fund's largest sector exposure, 35% is in the technology area. Consumer non-cyclical stocks also show above average growth rates and as of August 31, 1999 account for almost 17% of the fund.


                        Economic Sector Diversification
                     n/i numeric investors Micro Cap Fund

                                    [CHART]

                                 Percent of Portfolio

Basic Industries                         (2%)
Consumer Cyclicals                      (16%)
Consumer Non-Cyclicals                  (16%)
Energy                                   (3%)
Financial                                (7%)
Industrial                              (14%)
Technology                              (35%)
Utilities                                (2%)
Gas                                      (5%)


           Sector Deviation of n/i numeric investors Micro Cap Fund
             Difference between Fund and Russell 2000 Growth Index

                                    [CHART]

Basic Industries                         -0.53%
Consumer Cyclicals                        1.31%
Consumer Non-Cyclicals                   -2.64%
Energy                                    0.78%
Financial                                -2.30%
Industrial                                1.13%
Technology                               -0.02%
Utilities                                -2.43%

GROWTH FUND

The Growth Fund returned 52.80% for the fiscal year ended August 31, 1999. This return was very pleasing both on an absolute basis and when compared to its benchmark, the Russell 2500 Growth Index (an unmanaged index of smaller and medium capitalization growth stocks), which returned 51.03%. This positive return further enhances the long-term relative performance of the Growth Fund. Since inception on June 3, 1996, the Fund has returned an average of 12.66% per year, compared with the Russell 2500 Growth Index annualized return of 7.73% over the same period.

The portfolio continues to carry a substantial weighting in the growth-oriented sectors of the economy, including the technology and consumer non-cyclical areas. Our main stock selection model, Estrend(TM) has demonstrated very good predictive power in these areas as positive earnings revisions tend to drive stock prices. The sector distribution of the portfolio tracks the benchmark fairly closely, with the largest deviation being the technology sector, which is just 2.31% overweighted versus the benchmark.

                        Economic Sector Diversification
                       n/i numeric investors Growth Fund

                                    [CHART]

                                Percent of Portfolio
Basic Industries                         (2%)
Consumer Cyclicals                      (16%)
Consumer Non-Cyclicals                  (18%)
Energy                                   (3%)
Financial                                (5%)
Industrial                              (11%)
Technology                              (41%)
Utilities                                (3%)
Cash                                     (1%)


             Sector Deviation of n/i numeric investors Growth Fund Difference between Fund and Russell 2000 Growth Index

                                    [CHART]

Basic Industries                        0.37%
Consumer Cyclicals                      0.26%
Consumer Non-Cyclicals                 -1.28%
Energy                                  0.53%
Financial                              -1.16%
Industrial                             -0.05%
Technology                              2.31%
Utilities                              -1.87%

GROWTH & VALUE FUND

The Growth & Value Fund returned 41.61% for the fiscal year ended August 31, 1999. In addition to the strong absolute return, this Fund slightly outpaced its benchmark, the S&P MidCap 400 Index (an unmanaged index of medium capitalization stocks), which returned 41.58% over the same period. Longer term returns also continue to look strong. Since inception on June 3, 1996, the Fund returned an average of 20.90% per year, compared with the S&P MidCap 400 Index annualized return of 17.96% over the same period.

The portfolio remained well diversified with technology representing the highest exposure at 23.7%. As the Fund's name implies, the stock selection is almost equally influenced by growth factors (the Estrend(TM) model) and value factors (the Fair Value model). As the bottom graph shows, the Fund is focused on stock selection and stays fairly close to the benchmark sector weights.

                        Economic Sector Diversification
                     n/i numeric investors Growth % Value

                                    [CHART]

                                      Percent of
                                      Portfolio

Basic Industries                         (7%)
Consumer Cyclicals                      (13%)
Consumer Non-Cyclicals                  (15%)
Energy                                   (7%)
Financial                               (13%)
Industrial                              (11%)
Technology                              (24%)
Utilities                                (8%)
Cash                                     (2%)


         Sector Deviation of n/i numeric investors Growth & Value Fund
               Difference between Fund and S&P MidCap 400 Index

                                    [CHART]

Basic Industries                        1.97%
Consumer Cyclicals                     -0.86%
Consumer Non-Cyclicals                 -1.98%
Energy                                  0.98%
Financial                               1.17%
Industrial                              0.10%
Technology                             -1.02%
Utilities                              -2.16%

LARGER CAP VALUE FUND

The Larger Cap Value Fund returned 26.01% for the fiscal year ended August 31, 1999. These returns are strong on an absolute basis, however lag the return of the benchmark, the Russell 1000 Value Index, an unmanaged index of larger capitalization stocks with value characteristics, which returned 30.08%. The longer-term annualized return since the inception of the fund on December 9, 1997 is 7.79% per year, as value stocks performed poorly during most of 1998. This since-inception return compares to an annualized return of 12.07% for the benchmark.

Given the composition of the Russell 1000 Value Index, the portfolio has the highest concentration in the financial, utility, consumer cyclical, and energy sectors. These sectors are historically less expensive using traditional value measures and our Fair Value model chooses the most attractive stocks while keeping the portfolio weightings close to the benchmarks. As the bottom chart shows, the Fund's deviations from the benchmark sectors are relatively small.

                        Economic Sector Diversification
                  n/i numeric investors Larger Cap Value Fund

                                    [CHART]

                                      Percent of
                                      Portfolio

Basic Industries                         (7%)
Consumer Cyclicals                      (10%)
Consumer Non-Cyclicals                   (8%)
Energy                                  (11%)
Financial                               (27%)
Industrial                              (10%)
Technology                               (7%)
Utilities                               (18%)
Cash                                     (2%)


        Sector Deviation of n/i numeric investors Larger Cap Value Fund
             Difference between Fund and Russell 1000 Value Index

                                    [CHART]

Basic Industries                        0.61%
Consumer Cyclicals                     -1.76%
Consumer Non-Cyclicals                 -0.74%
Energy                                 -0.22%
Financial                              -1.57%
Industrial                              0.07%
Technology                              2.03%
Utilities                              -1.81%

SMALL CAP VALUE FUND

The Small Cap Value Fund, started on November 30, 1998, and returned 7.17% through August 31, 1999. While these returns are solid on an absolute basis, they are exceptionally strong when compared to the Russell 2000 Value Index, the Fund's benchmark. This unmanaged index of smaller capitalization stocks with value characteristics returned just 1.65% over the same period.

Given the sector weighting of the benchmark index and the value-based stock selection criteria that drives this Fund, the largest sector weights are in financials, consumer cyclicals and the industrial areas. There is only modest exposure to the more growth-oriented technology and consumer non-cyclical areas. As the bottom graph shows, the sector distribution is kept very tight to the benchmark.

                        Economic Sector Diversification
                  n/i numeric investors Small Cap Value Fund

                                    [CHART]

                                      Percent of
                                      Portfolio

Basic Industries                         (8%)
Consumer Cyclicals                      (15%)
Consumer Non-Cyclicals                   (9%)
Energy                                   (5%)
Financial                               (25%)
Industrial                              (19%)
Technology                               (7%)
Utilities                                (8%)
Cash                                     (4%)


        Sector Deviation of n/i numeric investors Small Cap Value Fund
             Difference between Fund and Russell 2000 Value Index

                                    [CHART]

Basic Industries                       -0.98%
Consumer Cyclicals                     -0.93%
Consumer Non-Cyclicals                 -0.21%
Energy                                  0.19%
Financial                              -0.81%
Industrial                              0.01%
Technology                             -1.13%
Utilities                              -0.54%

In closing, let me thank you again for your support and confidence as demonstrated by your investment with the n/i numeric investors family of funds. As I hope you can tell, we strive to provide truly shareholder-friendly investment opportunities that reflect our common objectives.

Sincerely,


/S/ Langdon B. Wheeler

Langdon B. Wheeler, CFA
President
Numeric Investors L.P.(R)

                          [LOGO OF NUMERIC INVESTORS]


                                 Micro Cap Fund

             Comparison of Change in Value of $10,000 Investment in n/i numeric investors Micro Cap Fund(1)(2) vs. Russell 2000 Growth Index

                                    [CHART]

                    Micro Cap Fund        Russell 2000 Growth Index
                    --------------        -------------------------
         6/3/96          10,000                     10,000
        8/31/96           9,725                      8,816
       11/30/96          11,392                      9,117
        2/28/97          11,426                      8,952
        5/31/97          12,194                      9,459
        8/31/97          15,405                     10,589
       11/30/97          15,547                     10,491
        2/28/98          16,354                     11,272
        5/31/98          16,189                     10,958
        8/31/98          12,210                      7,804
       11/30/98          16,225                      9,745
        2/28/99          16,109                     10,089
        5/31/99          17,559                     11,373
        8/31/99          19,058                     11,168

--------------------------------------------------------------------------------
                                 Total Returns

                                    One Year Ended          Average
                                    August 31, 1999        Annual(3)
                                    ---------------        ---------

Micro Cap Fund                          56.90%               21.97%
Russell 2000 Growth Index               43.31%                3.50%
--------------------------------------------------------------------------------

----------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment.

(2) Numeric Investors L.P.(R) waived a portion of its advisory fee and agreed to voluntarily reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements.Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

(3) For the period June 3, 1996 (commencement of operations) through August 31, 1999.

                          [LOGO OF NUMERIC INVESTORS]

                                  Growth Fund

             Comparison of Change in Value of $10,000 Investment in n/i numeric investors Growth Fund(1)(2) vs. Russell 2500 Growth Index

                                    [CHART]

                      Growth Fund          Russell 2500 Growth Index
                      -----------          -------------------------
         6/3/96          10,000                     10,000
        8/31/96           9,867                      9,144
       11/30/96          10,925                      9,673
        2/28/97          10,575                      9,572
        5/31/97          11,384                     10,060
        8/31/97          13,585                     11,327
       11/30/97          13,402                     11,196
        2/28/98          13,754                     11,954
        5/31/98          13,112                     11,707
        8/31/98           9,641                      8,434
       11/30/98          11,931                     10,490
        2/28/99          12,040                     10,873
        5/31/99          13,385                     12,414
        8/31/99          14,731                     12,739

--------------------------------------------------------------------------------
                                 Total Returns

                                    One Year Ended          Average
                                    August 31, 1999        Annual(3)
                                    ---------------        ---------

Growth Fund                             52.80%               12.66%
Russell 2500 Growth Index               51.03%                7.73%
--------------------------------------------------------------------------------

---------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment.

(2) Numeric Investors L.P.(R) waived a portion of its advisory fee and agreed to voluntarily reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements.Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

(3) For the period June 3, 1996 (commencement of operations) through August 31, 1999.

                          [LOGO OF NUMERIC INVESTORS]

                               Growth & Value Fund

             Comparison of Change in Value of $10,000 Investment in n/i numeric investors Growth & Value Fund(1)(2) vs. S&P MidCap 400 Index

                                    [CHART]

                       Growth & Value Fund       S&P MidCap 400 Index
                       -------------------       --------------------
         6/3/96              10,000                     10,000
        8/31/96               9,633                      9,713
       11/30/96              11,158                     10,738
        2/28/97              11,334                     11,062
        5/31/97              12,397                     11,815
        8/31/97              14,364                     13,333
       11/30/97              14,732                     13,688
        2/28/98              16,232                     15,104
        5/31/98              16,685                     15,350
        8/31/98              13,076                     12,084
       11/30/98              15,492                     15,109
        2/28/99              16,128                     15,421
        5/31/99              18,003                     17,177
        8/31/99              18,518                     17,105

--------------------------------------------------------------------------------
                                 Total Returns

                                    One Year Ended          Average
                                    August 31, 1999        Annual(3)
                                    ---------------        ---------

Growth & Value Fund                     41.61%               20.90%
S&P MidCap 400 Index                    41.58%               17.96%
--------------------------------------------------------------------------------

---------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment.

(2) Numeric Investors L.P.(R) waived a portion of its advisory fee and agreed to voluntarily reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements.Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

(3) For the period June 3, 1996 (commencement of operations) through August 31, 1999.

                          [LOGO OF NUMERIC INVESTORS]

                             Larger Cap Value Fund

             Comparison of Change in Value of $10,000 Investment in n/i numeric investors Larger Cap Value Fund(1)(2) vs. Russell 1000 Value Index

                                    [CHART]


                         Larger Cap Value Fund    Russell 1000 Value Index
                         ---------------------    ------------------------
       12/09/97                 10,000                    10,000
        2/28/98                 10,917                    10,537
        5/31/98                 11,433                    11,090
        8/31/98                  9,033                     9,392
       11/30/98                 10,714                    11,199
        2/28/99                 10,697                    11,508
        5/31/99                 11,838                    12,702
        8/31/99                 11,383                    12,217


--------------------------------------------------------------------------------
                                 Total Returns

                                    One Year Ended          Average
                                    August 31, 1999        Annual(3)
                                    ---------------        ---------

Larger Cap Value Fund                   26.01%                7.79%
Russell 1000 Value Index                30.08%               12.07%
--------------------------------------------------------------------------------

---------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment.

(2) Numeric Investors L.P.(R) waived its advisory fee and agreed to voluntarily reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements.Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

(3) For the period December 9, 1997 (commencement of operations) through August 31, 1999.

                          [LOGO OF NUMERIC INVESTORS]

                              Small Cap Value Fund

             Comparison of Change in Value of $10,000 Investment in n/i numeric investors Small Cap Value Fund(1)(2) vs. Russell 2000 Value Index

                                    [CHART]

                         Small Cap Value Fund    Russell 2000 Value Index
                         --------------------    ------------------------
       11/30/98                 10,000                    10,000
       12/31/98                 10,308                    10,314
        1/31/99                 10,000                    10,080
        2/28/99                  9,383                     9,391
        3/31/99                  9,250                     9,384
        4/30/99                 10,383                    10,240
        5/31/99                 10,867                    10,555
        6/30/99                 11,292                    10,937
        7/31/99                 11,242                    10,678
        8/31/99                 10,717                    10,165


--------------------------------------------------------------------------------
                                 Total Returns

                                    For the Fiscal Period Ended
                                         August 31, 1999(3)
                                         ------------------

Small Cap Value Fund                           7.17%
Russell 2000 Value Index                       1.65%
--------------------------------------------------------------------------------

---------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment.

(2) Numeric Investors L.P.(R) waived a portion of its advisory fee and agreed to voluntarily reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements.Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

(3) For the period November 30, 1998 (commencement of operations) through August 31, 1999.

                          [LOGO OF NUMERIC INVESTORS]

                                 Micro Cap Fund
                            Portfolio of Investments
                                 August 31, 1999

--------------------------------------------------------------------------------
                                                                        VALUE
 SHARES                                                                (NOTE 1)
--------------------------------------------------------------------------------
               COMMON STOCKS--95.4%
               Advertising--0.6%
   14,600      Modem Media.Poppe Tyson, Inc.*/** ..................  $   467,200
                                                                     -----------
               Aerospace--0.1%
    5,900      BE Aerospace, Inc.* ................................      102,144
                                                                     -----------
               Aluminum--0.5%
   25,700      Commonwealth Industries, Inc. ......................      369,438
                                                                     -----------
               Automobile Parts & Equipment--0.5%
    9,700      American Axle & Manufacturing
               Holdings, Inc.* ....................................      151,562
   10,900      Dura Automotive Systems, Inc.* .....................      282,037
                                                                     -----------
                                                                         433,599
                                                                     -----------
               Automobile Rentals--0.7%
   28,000      Dollar Thrifty Automotive Group, Inc.* .............      526,750
                                                                     -----------
               Automobile Sales & Servicing--0.6%
    6,400      Group 1 Automotive, Inc.*/** .......................      118,400
   27,200      Sonic Automotive, Inc.* ............................      328,100
                                                                     -----------
                                                                         446,500
                                                                     -----------
               Banks--1.1%
   22,600      Flagstar Bancorp, Inc.** ...........................      446,350
   17,700      Hamilton Bancorp Inc.* .............................      431,437
                                                                     -----------
                                                                         877,787
                                                                     -----------
               Beverages--0.2%
    2,700      Canandaigua Brands, Inc., Class A*/** ..............      156,262
                                                                     -----------
               Building Products--0.5%
   11,500      Nortek, Inc.* ......................................      409,687
                                                                     -----------
               Business Services--4.7%
   34,200      4Front Technologies, Inc.* .........................      416,812
   20,000      Cognizant Technology Solutions Corp.*/** ...........      482,500
   15,500      Diamond Technology Partners, Inc.*/** ..............      513,437
   15,200      F.Y.I., Inc.*/** ...................................      496,850
    3,200      InterCept Group, Inc. (The)* .......................       75,200
   14,400      Lason, Inc.* .......................................      650,700
   25,100      Quanta Services, Inc.* .............................      563,181
   64,100      TeleSpectrum Worldwide Inc.*/** ....................      396,619
                                                                     -----------
                                                                       3,595,299
                                                                     -----------
               Commercial Printing--1.2%
    5,100      Consolidated Graphics, Inc.* .......................      215,475
   23,600      Mail-Well, Inc.*/** ................................      336,300
   24,900      Workflow Management, Inc.* .........................      329,925
                                                                     -----------
                                                                         881,700
                                                                     -----------
               Computer Components--1.4%
   19,300      Advanced Digital Information Corp.*/** .............      622,425
   31,400      InterVoice-Brite, Inc.* ............................      431,750
                                                                     -----------
                                                                       1,054,175
                                                                     -----------
               Computer Networking Products--3.1%
    3,300      Black Box Corp.* ...................................      151,387
    7,300      Performance Technologies, Inc.*/** .................      235,881
   12,500      Proxim, Inc.* ......................................      609,375
   15,500      Visual Networks, Inc.*/** ..........................      643,250
   17,900      Xircom, Inc.* ......................................      712,644
                                                                     -----------
                                                                       2,352,537
                                                                     -----------
               Computer Peripherals Equipment--1.5%
    9,100      Cybex Computer Products Corp.* .....................      249,112
   39,800      Equinox Systems, Inc.* .............................      507,450
   24,500      In Focus Systems, Inc.* ............................      392,000
                                                                     -----------
                                                                       1,148,562
                                                                     -----------
               Computers, Software & Servicing--15.4%
   19,300      Actuate Corp.* .....................................      636,900
    8,100      Advent Software, Inc.* .............................      397,912
   20,700      Analytical Surveys, Inc.*/** ......................       415,294
   15,600      Ardent Software, Inc.* ............................       370,500
   18,300      AVT Corp.*/** .....................................       516,975
   29,700      Best Software, Inc.*/** ...........................       490,050
   22,000      BindView Development Corp.*/** ....................       470,250
   21,500      Carreker-Antinori, Inc.* ..........................       137,062
   28,900      Catapult Communications Corp.* ....................       444,337
   12,500      Clarify, Inc.* ....................................       550,000
   14,800      Concord Communications, Inc.* .....................       546,212
   23,200      Deltek Systems, Inc.*/** ..........................       350,900
   14,100      Exchange Applications, Inc.* ......................       421,237
    6,900      Great Plains Software, Inc.* ......................       321,281
   13,400      Inter-Tel, Inc.* ..................................       286,425
    8,200      Kronos, Inc.* .....................................       411,281
   21,500      MAPICS, Inc.* .....................................       185,437
    1,400      Micromuse Inc.*/** ................................        79,975
   23,900      NVIDIA Corp.*/** ..................................       672,187
   38,600      Peerless Systems Corp.*/** ........................       554,875
   21,800      Pinnacle Systems, Inc.* ...........................       711,225
   19,200      Progress Software Corp.* ..........................       588,000
   25,800      Radiant Systems, Inc.* ............................       507,937
   20,400      THQ Inc.*/** ......................................       645,150


The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                                 Micro Cap Fund
                      Portfolio of Investments (continued)
                                 August 31, 1999

--------------------------------------------------------------------------------
                                                                        VALUE
 SHARES                                                                (NOTE 1)
--------------------------------------------------------------------------------
               Computers, Software & Servicing--(continued)
    4,700      Unigraphics Solutions Inc.* ......................    $   159,506
    8,100      Verity, Inc.* ....................................        394,875
   24,600      Zomax Inc.* ......................................        561,187
                                                                     -----------
                                                                      11,826,970
                                                                     -----------
               Construction--2.1%
   16,400      Centex Construction Products, Inc. ...............        630,375
   24,800      M.D.C. Holdings, Inc. ............................        466,550
    8,100      NVR, Inc.*/** ....................................        468,281
                                                                     -----------
                                                                       1,565,206
                                                                     -----------
               Consumer Services--0.3%
    9,900      Coinstar, Inc.* ..................................        228,937
                                                                     -----------
               Containers- Metal & Glass--0.2%
    5,600      U.S. Can Corp.* ..................................        135,800
                                                                     -----------
               Electrical Equipment--2.5%
   12,200      Applied Science & Technology, Inc.* ..............        234,850
   27,000      Artesyn Technologies, Inc.*/** ...................        592,312
    5,200      C&D Technologies, Inc. ...........................        163,800
    9,900      Cohu, Inc.* ......................................        423,225
   32,500      General Cable Corp. ..............................        471,250
                                                                     -----------
                                                                       1,885,437
                                                                     -----------
               Electrical Work--0.2%
    9,700      Integrated Electrical Services, Inc.* ............        147,925
                                                                     -----------
               Electronic Components & Accessories--1.6%
    7,100      Amphenol Corp., Class A*/** ......................        332,369
    2,200      ANADIGICS, Inc.* .................................         78,650
    6,400      BMC Industries, Inc.* ............................         78,800
   12,600      Park Electrochemical Corp. .......................        366,187
    2,500      Power Intergrations, Inc.* .......................        169,844
   12,300      Stoneridge, Inc.*/** .............................        221,400
                                                                     -----------
                                                                       1,247,250
                                                                     -----------
               Environmental Services--0.2%
    5,600      Waste Connections, Inc.* .........................        120,750
                                                                     -----------
               Financial Services--4.2%
   21,300      Advanta Corp., Class A** .........................        419,344
   20,600      American Capital Strategies Ltd.** ...............        356,637
   16,400      Creditrust Corp.*/** .............................        426,400
   35,300      Doral Financial Corp. ............................        489,787
    8,800      Financial Federal Corp.*/** ......................        165,550
    4,200      Metris Companies, Inc.** .........................        115,762
   42,300      MicroFinacial, Inc.* .............................        452,081
   16,400      NCO Group, Inc.*/** ..............................        746,200
                                                                     -----------
                                                                       3,171,761
                                                                     -----------
               Food & Agriculture--1.4%
   25,200      Del Monte Foods Co.* .............................        381,150
   11,100      Michael Foods, Inc. ..............................        307,331
   11,750      Pilgrim's Pride Corp., Class A ...................         95,469
   23,500      Pilgrim's Pride Corp., Class B ...................        249,687
                                                                     -----------
                                                                       1,033,637
                                                                     -----------
               Footwear--0.5%
   11,500      K-Swiss Inc., Class A** ..........................        360,812
                                                                     -----------
               Health Care--1.1%
   27,000      RehabCare Group, Inc.* ...........................        565,313
   13,900      United Payors & United Providers, Inc.* ..........        278,869
                                                                     -----------
                                                                         844,182
                                                                     -----------
               Hospitals--0.4%
   41,500      LifePoint Hospitals, Inc.* .......................        285,313
                                                                     -----------
               Industrial Machinery--1.8%
   15,800      Astec Industries, Inc.* ..........................        535,225
   33,300      JLG Industries, Inc. .............................        591,075
   10,200      Terex Corp.* .....................................        274,125
                                                                     -----------
                                                                       1,400,425
                                                                     -----------
               Insurance - Financial Guarantee--0.4%
   14,500      Enhance Financial Services Group Inc.* ...........        297,250
                                                                     -----------
               Insurance - Health & Life--0.3%
    6,600      Delphi Financial Group, Inc., Class A* ...........        234,300
                                                                     -----------
               Insurance - Property & Casualty--1.1%
   26,700      CNA Surety Corp. .................................        345,431
   41,200      Frontier Insurance Group, Inc.** .................        499,550
                                                                     -----------
                                                                         844,981
                                                                     -----------
               Insurance - Title Insurance--0.4%
   18,020      Fidelity National Financial, Inc. ................        277,058
                                                                     -----------
               Laboratory Analytical Instruments--0.5%
   25,600      Varian Inc.* .....................................        406,400
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                                 Micro Cap Fund
                      Portfolio of Investments (continued)
                                 August 31, 1999

--------------------------------------------------------------------------------
                                                                        VALUE
 SHARES                                                                (NOTE 1)
--------------------------------------------------------------------------------
              Leisure & Entertainment--1.9%
   67,100     Acclaim Entertainment, Inc.*/** ....................   $   473,894
   16,800     Argosy Gaming Co.*/** ..............................       227,850
   19,000     Station Casinos, Inc.* .............................       384,750
   40,300     Take-Two Interactive Software, Inc.* ...............       366,478
                                                                     -----------
                                                                       1,452,972
                                                                     -----------
              Machinery--1.8%
    7,900     Graco Inc. .........................................       266,131
   15,700     Helix Technology Corp. .............................       443,525
    6,100     Manitowoc Co., Inc. (The) ..........................       226,081
   19,600     United Dominion Industries Ltd. ....................       458,150
                                                                     -----------
                                                                       1,393,887
                                                                     -----------
              Medical Instruments & Supplies--3.5%
   17,700     ArthroCare Corp.* ..................................       633,881
    8,000     CardioThoracic Systems, Inc.* ......................       145,500
    3,700     Gliatech Inc.* .....................................        74,694
    5,700     Mentor Corp. .......................................       133,238
    5,800     Molecular Devices Corporation*/** ..................       166,025
    6,400     OEC Medical Systems, Inc.* .........................       220,800
   17,200     PolyMedica Corp.*/** ...............................       453,650
   11,100     ResMed Inc.*/** ....................................       308,025
   18,700     Wesley Jessen VisionCare, Inc.* ....................       573,856
                                                                     -----------
                                                                       2,709,669
                                                                     -----------
              Medical & Medical Services--0.6%
   29,300     Province Healthcare Co.* ...........................       461,475
                                                                     -----------
              Motor Homes--0.8%
    8,100     Monaco Coach Corp.* ................................       234,900
   15,700     National R.V. Holdings, Inc.* ......................       378,763
                                                                     -----------
                                                                         613,663
                                                                     -----------
              Oil & Gas Field Exploration--2.0%
   22,700     Basin Exploration, Inc.* ...........................       516,425
   25,300     Forest Oil Corp.* ..................................       377,919
    3,900     Houston Exploration Co. (The)* .....................        82,875
   37,700     Vintage Petroleum, Inc. ............................       539,581
                                                                     -----------
                                                                       1,516,800
                                                                     -----------
              Oil Refining--0.8%
   32,200     Tesoro Petroleum Corp.*/** .........................       581,613
                                                                     -----------
              Paper & Allied Products--0.4%
   22,300     Schweitzer-Mauduit International, Inc.* ............       302,444
                                                                     -----------
              Pharmaceuticals--2.3%
    7,800     Alpharma Inc., Class A** ...........................       264,225
    7,500     Barr Laboratories, Inc.*/** ........................       258,750
   20,700     King Pharmaceuticals, Inc.*/** .....................       716,738
   25,900     Liposome Co., Inc. (The)* ..........................       510,716
                                                                     -----------
                                                                       1,750,429
                                                                     -----------
              Recreational--1.0%
   11,100     Bally Total Fitness Holding Corp.*/** ..............       355,894
   19,200     SCP Pool Corp.*/** .................................       441,600
                                                                     -----------
                                                                         797,494
                                                                     -----------
              Residential Construction--0.6%
   43,600     Standard Pacific Corp. .............................       487,775
                                                                     -----------
              Restaurants--0.7%
    7,900     CEC Entertainment Inc.* ............................       220,213
   13,800     RARE Hospitality International, Inc.* ..............       271,688
    8,200     Taco Cabana, Inc., Class A* ........................        75,850
                                                                     -----------
                                                                         567,751
                                                                     -----------
              Retail - Computer Equipment--0.5%
   15,900     Electronics Boutique Holdings Corp.* ...............       357,750
                                                                     -----------
              Retail - Drug Stores--0.4%
    9,400     Duane Reade Inc.*/** ...............................       296,100
                                                                     -----------
              Retail - Family Clothing Stores--0.3%
    7,600     Factory 2-U Stores Inc.* ...........................       217,075
                                                                     -----------
              Retail - Jewelry Stores--0.5%
   14,300     Whitehall Jewellers, Inc.* .........................       402,188
                                                                     -----------
              Retail - Lumber & Other Building Materials
              Dealers--0.6%
   41,600     Building Materials Holding Corp.*/** ...............       462,800
                                                                     -----------
              Retail - Radio, TV & Consumer Electronics
              Stores--0.6%
   26,000     Ultimate Electronics, Inc.*/** .....................       471,250
                                                                     -----------
              Retail - Shoe Stores--0.3%
    7,800     Footstar, Inc.* ....................................       253,500
                                                                     -----------
              Retail - Specialty--2.6%
    7,100     Cost Plus, Inc.* ...................................       315,950
   15,900     CSK Auto Corp.*/** .................................       377,625
   20,600     Hot Topic, Inc.* ...................................       562,638
   45,900     Musicland Stores Corp.* ............................       390,150
   25,500     Steven Madden Ltd.*/** .............................       301,219
                                                                     -----------
                                                                       1,947,582
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                                 Micro Cap Fund
                      Portfolio of Investments (continued)
                                 August 31, 1999

--------------------------------------------------------------------------------
                                                                        VALUE
 SHARES                                                                (NOTE 1)
--------------------------------------------------------------------------------
              Retail - Specialty Apparel--3.2%
    8,800     Authentic Fitness Corp. ............................   $   152,350
   14,700     bebe stores, inc.*/**...............................       352,800
   10,200     Brauns Fashion Corp.*...............................       153,000
   40,100     Cato Corp. (The), Class A ..........................       538,844
   19,800     Chico's Fas, Inc.*..................................       439,313
    9,500     Children's Place Retail Stores, Inc. (The)*.........       300,438
    4,400     Kenneth Cole Productions, Inc., Class A*............       150,425
   16,600     Pacific Sunwear of California, Inc.*................       385,950
                                                                     -----------
                                                                       2,473,120
                                                                     -----------
              Schools--0.9%
    9,600     Bright Horizons Family Solutions, Inc.*/**..........       170,400
   26,500     Corinthian Colleges, Inc.*/**.......................       544,906
                                                                     -----------
                                                                         715,306
                                                                     -----------
              Security Services--0.2%
    5,700     Wackenhut Corp. (The), Class A*/**..................       137,869
                                                                     -----------
              Services - Computer Integrated Systems
              Design--0.1%
    2,100     MICROS Systems, Inc.* ..............................        70,875
                                                                     -----------

              Services - Employment Agencies--2.0%
    7,600     AHL Services, Inc.*/**..............................       221,350
   16,900     Labor Ready, Inc.*/**...............................       271,456
   12,300     On Assignment, Inc.*/**.............................       367,463
   11,300     PROVANT, Inc.*......................................       155,375
   34,900     RCM Technologies, Inc.*.............................       486,419
                                                                     -----------
                                                                       1,502,063
                                                                     -----------

              Services - Healthcare Management--3.0%
    6,800     Accredo Health, Inc.*...............................       235,875
   57,000     AmeriPath, Inc.*....................................       534,375
   13,500     Dendrite International, Inc.*.......................       561,938
   17,600     InfoCure Corp.*/**..................................       338,800
   19,500     Professional Detailing, Inc.*/**....................       609,375
                                                                     -----------
                                                                       2,280,363
                                                                     -----------

              Storage Services--0.4%
   16,900     Mobile Mini, Inc.*..................................       308,425
                                                                     -----------
              Telecommunications--1.5%
    8,000     Commonwealth Telephone
              Enterprises, Inc.*..................................       341,000
   14,800     MasTec, Inc.*.......................................       413,475
   37,400     TALK.com, Inc.*/**..................................       385,688
                                                                     -----------
                                                                       1,140,163
                                                                     -----------

              Telecommunications Equipment--5.1%
   14,000     Carrier Access Corp.*/**............................       679,000
    3,900     Harmonic Inc.*......................................       491,400
   20,600     Periphonics Corp.*/**...............................       556,200
   12,200     Polycom, Inc.*......................................       446,063
   17,200     Powerwave Technologies, Inc.*/**....................       729,925
   20,600     Superior TeleCom Inc.**.............................       542,038
   59,500     Westell Technologies, Inc., Class A*/**.............       449,969
                                                                     -----------
                                                                       3,894,595
                                                                     -----------
              Tobacco--0.2%
    4,900     Universal Corp. ....................................       139,038
                                                                     -----------
              Toys--0.7%
   17,500     JAKKS Pacific, Inc.*................................       529,375
                                                                     -----------
              Transportation--0.7%
   12,100     American Freightways Corp.*.........................       254,100
    6,600     Landstar System, Inc.*..............................       244,200
                                                                     -----------
                                                                         498,300
                                                                     -----------

              Utilities--0.2%
   13,000     Group Maintenance America Corp.*....................       160,063
                                                                     -----------
              Visioncare--1.0%
   16,700     Laser Vision Centers, Inc.*.........................       399,756
   54,500     LCA-Vision Inc.*....................................       364,469
                                                                     -----------
                                                                         764,225
                                                                     -----------

              Water, Sewer, & Pipeline Services--0.5%
   18,100     Insituform Technologies, Inc., Class A*/**..........       375,575
                                                                     -----------
              Wholesale - Drug Distribution--1.7%
   20,900     D&K Healthcare Resources, Inc.*.....................       475,475
   19,300     Priority Healthcare Corp., Class B*/**..............       542,813
    7,300     Syncor International Corp.*.........................       262,800
                                                                     -----------
                                                                       1,281,088
              Wholesale - Office & Business Equipment--0.5%
   17,900     United Stationers Inc.*/**..........................       404,988
                                                                     -----------
              Total Common Stocks
                (Cost $69,612,218) ...............................    72,855,682
                                                                     ===========

The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                                 Micro Cap Fund
                      Portfolio of Investments (concluded)
                                 August 31, 1999

--------------------------------------------------------------------------------
  PRINCIPAL                                                              VALUE
AMOUNT (000'S)                                                         (NOTE 1)
--------------------------------------------------------------------------------
              SHORT-TERM INVESTMENT--5.5%
              Repurchase Agreement--5.5%
              Bear, Stearns & Co. Inc.
                (Agreement dated 08/31/99 to be
                repurchased at $4,171,724)
                5.43%, 09/01/99
   $4,171       (Cost $4,171,095) (Note 6).......................   $ 4,171,095
                                                                    ===========
              Total Investments -- 100.9%
                (Cost $73,783,313)...............................    77,026,777
                                                                    -----------
              Liabilities in Excess of
                Other Assets -- (0.9%)...........................      (677,952)
                                                                    -----------
              Net Assets -- 100.0%...............................   $76,348,825
                                                                    ===========

-----------
  * Non-income producing.
 ** Security or a portion thereof is out on loan.








The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                                   Growth Fund
                            Portfolio of Investments
                                 August 31, 1999

--------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------------------------------------------------------------------------------
              COMMON STOCKS--99.3%
              Advertising--0.3%
    2,200     Modem Media.Poppe Tyson, Inc.*/** ..............       $    70,400
    1,700     TMP Worldwide Inc.* ............................            94,137
                                                                     -----------
                                                                         164,537
                                                                     -----------
              Aerospace--0.8%
   12,100     BE Aerospace, Inc.* ............................           209,481
    7,100     Cordant Technologies, Inc. .....................           293,762
                                                                     -----------
                                                                         503,243
                                                                     -----------
              Agriculture--0.2%
    2,800     Agribrands International, Inc.* ................           136,150
                                                                     -----------
              Airlines--1.0%
    5,000     Alaska Air Group, Inc.* ........................           216,250
   20,900     America West Holdings Corp.,
              Class B*/** ....................................           407,550
                                                                     -----------
                                                                         623,800
                                                                     -----------
              Apparel--1.5%
    8,700     Jones Apparel Group, Inc.* .....................           225,656
    8,700     Tommy Hilfiger Corp.* ..........................           295,256
   19,000     Warnaco Group, Inc. (The), Class A** ...........           418,000
                                                                     -----------
                                                                         938,912
                                                                     -----------
              Automobile Parts & Equipment--1.2%
    2,700     Arvin Industries, Inc.* ........................            96,525
   21,200     Meritor Automotive, Inc. .......................           462,425
    8,600     Tower Automotive, Inc.*/** .....................           172,000
                                                                     -----------
                                                                         730,950
                                                                     -----------
              Automobile Rentals--0.6%
   18,300     Dollar Thrifty Automotive Group, Inc.* .........           344,269
                                                                     -----------
              Automobile Sales & Servicing--0.1%
    7,400     Sonic Automotive, Inc.* ........................            89,262
                                                                     -----------
              Beverages--0.6%
    6,800     Canandaigua Brands, Inc., Class A*/** ..........           393,550
                                                                     -----------
              Business Services--4.2%
    3,000     Cognizant Technology Solutions Corp.* ..........            72,375
   23,100     CSG Systems International, Inc.* ...............           521,194
    4,600     Diamond Technology Partners Inc.*/** ...........           152,375
   10,900     Lason, Inc.* ...................................           492,544
   15,600     Navigant Consulting, Inc.*/** ..................           684,450
   16,500     Quanta Services, Inc.* .........................           370,219
   13,400     Whittman-Hart, Inc.* ...........................           352,587
                                                                     -----------
                                                                       2,645,744
                                                                     -----------
              Chemicals-Specialty--1.2%
   10,000     Cytec Industries Inc.* .........................           233,125
   25,600     W.R. Grace & Co.*/** ...........................           489,600
                                                                     -----------
                                                                         722,725
                                                                     -----------
              Commercial Printing--1.0%
    4,500     Consolidated Graphics, Inc.* ...................           190,125
   15,500     Mail-Well, Inc.*/** ............................           220,875
    4,800     Valassis Communications, Inc.* .................           210,000
                                                                     -----------
                                                                         621,000
                                                                     -----------
              Computer & Office Equipment--0.1%
    1,100     Lexmark International Group, Inc.,
              Class A* .......................................            86,625
                                                                     -----------
              Computer Components--0.5%
    2,400     Advanced Digital Information Corp.* ............            77,400
   16,600     InterVoice-Brite, Inc.* ........................           228,250
                                                                     -----------
                                                                         305,650
                                                                     -----------
              Computer Networking Products--5.1%
   19,500     Adaptec, Inc.* .................................           760,500
    3,500     Black Box Corp.* ...............................           160,562
    9,400     MMC Networks, Inc.* ............................           290,225
    3,900     Network Appliance, Inc.* .......................           256,181
    9,800     Proxim, Inc.* ..................................           477,750
   14,200     Visual Networks, Inc.*/** ......................           589,300
   16,000     Xircom, Inc.* ..................................           637,000
                                                                     -----------
                                                                       3,171,518
                                                                     -----------
              Computer Peripheral Equipment--1.2%
    2,500     Cybex Computer Products Corp.*/** ..............            68,437
    7,700     In Focus Systems, Inc.* ........................           123,200
    6,800     SanDisk Corp.* .................................           573,750
                                                                     -----------
                                                                         765,387
                                                                     -----------
              Computers, Software & Servicing--16.7%
    4,600     Actuate Corp.* .................................           151,800
    3,450     Advent Software, Inc.* .........................           169,481
    6,000     Ardent Software, Inc.* .........................           142,500
    9,000     AVT Corp.* .....................................           254,250
    6,900     BEA Systems, Inc.*/** ..........................           166,462
    1,300     Best Software, Inc.* ...........................            21,450
    7,000     BindView Development Corp.*/** .................           149,625
   11,300     Catapult Communications Corp.* .................           173,737
    9,750     Citrix Systems, Inc.* ..........................           555,750
    9,700     Clarify, Inc.* .................................           426,800
   10,100     Compuware Corp.*/** ............................           304,894
   10,700     Concord Communications, Inc.* ..................           394,897

The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                                   Growth Fund
                      Portfolio of Investments (continued)
                                 August 31, 1999

--------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------------------------------------------------------------------------------
              Computers, Software & Servicing--(continued)
    7,500     Diebold, Inc. ....................................     $   199,687
    1,900     Electronic Arts Inc.* ............................         130,387
    2,000     Exchange Applications, Inc.* .....................          59,750
    3,300     Extreme Networks, Inc.* ..........................         210,994
    5,800     Great Plains Software, Inc.* .....................         270,062
    7,000     Inter-Tel, Inc.* .................................         149,625
      400     Intuit Inc.* .....................................          35,825
    1,300     Kronos, Inc.* ....................................          65,203
   20,000     Legato Systems, Inc.* ............................         861,250
   12,800     Mercury Interactive Corp.* .......................         611,200
    1,200     Micromuse Inc.*/** ...............................          68,550
    1,900     National Computer Systems, Inc. ..................          74,100
      900     Network Solutions, Inc.*/** ......................          51,862
   13,800     NVIDIA Corp.*/** .................................         388,125
   13,700     Peregrine Systems, Inc.* .........................         452,100
   12,000     Pinnacle Systems, Inc.* ..........................         391,500
   14,900     Progress Software Corp.* .........................         456,312
    1,400     Sanchez Computer Associates, Inc.* ..............           62,650
    7,800     Siebel Systems, Inc.* ............................         535,762
   14,700     Sterling Software, Inc.* .........................         295,837
   13,050     THQ Inc.* ........................................         412,706
    2,500     TSI International Software Ltd.* .................          47,500
    5,900     Unisys Corp.* ....................................         253,700
    1,500     VeriSign, Inc.*/** ...............................         162,469
    6,300     VERITAS Software Corp.* ..........................         373,275
    8,500     Verity, Inc.* ....................................         414,375
   19,200     Zomax Inc* .......................................         438,000
                                                                     -----------
                                                                      10,384,452
                                                                     -----------
              Construction--0.6%
    7,800     Centex Construction Products, Inc. ...............         299,812
    1,700     NVR, Inc.*/** ....................................          98,281
                                                                     -----------
                                                                         398,093
                                                                     -----------
              Crude Petroleum - Natural Gas--0.2%
    2,600     Equitable Resources, Inc. ........................          95,550
    2,200     Triton Energy Ltd.* ..............................          26,675
                                                                     -----------
                                                                         122,225
                                                                     -----------
              Electrical Equipment--1.4%
    3,500     AMETEK, Inc. .....................................          72,844
   12,700     Artesyn Technologies, Inc.*/** ...................         278,606
   24,700     General Cable Corp. ..............................         358,150
    2,600     Tecumseh Products Co., Class A*/** ...............         148,200
                                                                     -----------
                                                                         857,800
                                                                     -----------
              Electronic Components & Accessories--4.7%
    4,000     ANADIGICS, Inc.* .................................         143,000
    3,700     Applied Micro Circuits Corp.*/** .................         341,325
    4,800     Conexant Systems, Inc.*/** .......................         345,000
    6,600     CTS Corp. ........................................         314,325
    4,500     Electronics for Imaging, Inc.* ...................         263,812
    2,100     Methode Electronics, Inc., Class A ...............          37,800
      800     Optical Coating Laboratory, Inc. .................          61,400
    1,500     Power Intergrations, Inc.* .......................         101,906
   15,400     RF Micro Devices, Inc.*/** .......................         676,638
   13,400     Sawtek Inc.* .....................................         443,037
    3,850     TranSwitch Corp.* ................................         191,297
                                                                     -----------
                                                                       2,919,540
                                                                     -----------
              Financial Services--2.3%
    1,400     Bank United Corp., Class A .......................          48,037
    4,600     Doral Financial Corp. ............................          63,825
    7,900     Edwards (A.G.), Inc. .............................         198,487
   16,400     Metris Companies, Inc.** .........................         452,025
   12,100     NCO Group, Inc.* .................................         550,550
    3,600     Profit Recovery Group International,
              Inc. (The)* ......................................         137,025
                                                                     -----------
                                                                       1,449,949
                                                                     -----------
              Food & Agriculture--2.6%
    2,100     Corn Products International, Inc. ................          68,381
    7,900     Del Monte Foods Co.* .............................         119,487
    2,400     Earthgrains Co. (The) ............................          57,900
   20,200     Fleming Companies, Inc. ..........................         243,662
   20,700     International Home Foods, Inc.* ..................         414,000
    5,700     Interstate Bakeries Corp.** ......................         136,444
    1,800     Michael Foods, Inc. ..............................          49,837
    6,400     Smithfield Foods, Inc.* ..........................         188,000
    8,700     Suiza Foods Corp.** ..............................         277,312
    3,000     Universal Foods Corp. ............................          63,375
                                                                     -----------
                                                                       1,618,398
                                                                     -----------
              Footwear--0.4%
    7,800     K-Swiss Inc., Class A** ........................           244,725
                                                                     -----------
              Home Furnishings/Housewares--0.9%
   23,000     Furniture Brands International, Inc.* ..........           461,437
    6,500     Shaw Industries, Inc. ..........................           130,000
                                                                     -----------
                                                                         591,437
                                                                     -----------
              Hospitals--0.1%
   10,000     LifePoint Hospitals, Inc.* .....................            68,750
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                                   Growth Fund
                      Portfolio of Investments (continued)
                                 August 31, 1999

--------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------------------------------------------------------------------------------
              Household Products--1.1%
  15,400      Blyth Industries, Inc.*/** .........................   $   436,012
   9,000      Libbey Inc. ........................................       275,625
                                                                     -----------
                                                                         711,637
                                                                     -----------
              Industrial Machinery--1.2%
   4,100      Astec Industries, Inc.* ............................       138,887
  15,000      JLG Industries, Inc. ...............................       266,250
  11,800      Terex Corp.* .......................................       317,125
                                                                     -----------
                                                                         722,262
                                                                     -----------
              Insurance-Financial Guarantee--1.6%
   4,600      Enhance Financial Services Group Inc.* .............        94,300
   4,600      MGIC Investment Corp. ..............................       199,813
   6,750      PMI Group, Inc. (The)** ............................       286,875
   8,400      Radian Group Inc. ..................................       389,025
                                                                     -----------
                                                                         970,013
                                                                     -----------
              Insurance - Health & Life--1.6%
  17,700      Conseco, Inc. ......................................       424,800
   4,800      Hartford Life, Inc., Class A .......................       208,500
   6,300      MONY Group Inc. (The)* .............................       176,400
   1,600      Nationwide Financial Services,
                Inc., Class A ....................................        58,400
   4,500      UICI* ..............................................       118,406
                                                                     -----------
                                                                         986,506
                                                                     -----------
              Insurance - Property & Casualty--0.5%
   5,700      Fremont General Corp. ..............................        56,644
  20,500      Frontier Insurance Group, Inc.** ...................       248,562
                                                                     -----------
                                                                         305,206
                                                                     -----------
              Laboratory Analytical Instruments--0.4%
  17,600      Varian Inc.* .......................................       279,400
                                                                     -----------
              Leisure & Entertainment--1.3%
  33,100      Acclaim Entertainment, Inc.*/** ....................       233,769
  11,600      Argosy Gaming Co.*/** ..............................       157,325
  21,300      Station Casinos, Inc.* .............................       431,325
                                                                     -----------
                                                                         822,419
                                                                     -----------
              Machinery--1.3%
   2,800      Graco Inc. .........................................        94,325
  11,200      Helix Technology Corp. .............................       316,400
   6,750      Manitowoc Co., Inc. (The) ..........................       250,172
   7,300      MotivePower Industries, Inc.*/** ...................        90,338
   2,100      United Dominion Industries Ltd. ....................        49,088
                                                                     -----------
                                                                         800,323
                                                                     -----------
              Manufacturing--1.2%
  14,900      Trinity Industries, Inc. ...........................       467,488
   6,600      York International Corp. ...........................       271,425
                                                                     -----------
                                                                         738,913
                                                                     -----------
              Medical Instruments & Supplies--4.2%
    8,300     ArthroCare Corp.* ..................................       297,244
    4,200     Beckman Coulter, Inc.** ............................       198,975
    3,100     Gliatech Inc.* .....................................        62,581
    2,100     Mentor Corp. .......................................        49,088
    7,600     Patterson Dental Co.* ..............................       311,600
    2,100     PolyCom, Inc..*/** .................................        55,388
    8,500     ResMed Inc.*/** ....................................       235,875
   10,000     VISX, Inc.* ........................................       905,000
    4,600     Waters Corp.*/** ...................................       303,313
    7,300     Wesley Jessen VisionCare, Inc.* ....................       224,019
                                                                     -----------
                                                                       2,643,083
                                                                     -----------
              Medical & Medical Services--1.5%
    5,200     Lincare Holdings Inc.*/** ..........................       137,150
   13,500     MedQuist Inc.* .....................................       469,969
    6,100     Province Healthcare Co.* ...........................        96,075
    4,500     Shared Medical Systems Corp.** .....................       252,844
                                                                     -----------
                                                                         956,038
                                                                     -----------
              Motor Homes--0.5%
    8,200     Monaco Coach Corp.* ................................       237,800
    2,600     National R.V. Holdings, Inc.* ......................        62,725
                                                                     -----------
                                                                         300,525
                                                                     -----------
              Newspaper Publishing & Printing--0.2%
    2,300     Central Newspapers, Inc., Class A ..................        97,319
                                                                     -----------
              Office Furniture--0.3%
    6,900     Miller (Herman), Inc.** ............................       162,581
                                                                     -----------
              Oil & Gas Field Exploration--1.5%
    2,900     Basin Exploration, Inc.* ...........................        65,975
    3,500     Forest Oil Corp.* ..................................        52,281
    3,700     Helmerich & Payne, Inc. ............................       101,981
    8,600     Noble Drilling Corp.* ..............................       211,775
   23,300     Pioneer Natural Resources Co.*/** ..................       265,038
    9,200     Santa Fe Snyder Corp.* .............................        89,700
   10,200     Vintage Petroleum, Inc. ............................       145,988
                                                                     -----------
                                                                         932,738
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                                   Growth Fund
                      Portfolio of Investments (continued)
                                 August 31, 1999

--------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------------------------------------------------------------------------------
              Oil & Gas Field Machinery & Equipment--0.2%
   12,500     Varco International, Inc.* ........................    $   154,688
                                                                     -----------
              Oil & Gas Field - Services--0.1%
    7,300     Seitel, Inc.*/** ..................................         71,175
                                                                     -----------
              Oil Refining--0.7%
   23,600     Tesoro Petroleum Corp.*/** ........................        426,275
                                                                     -----------
              Pharmaceuticals--4.8%
    8,700     Alpharma Inc., Class A** ..........................        294,713
    1,600     Andrx Corp.*/** ...................................        115,000
    9,000     Barr Laboratories, Inc.*/** .......................        310,500
    4,918     Bindley Western Industries, Inc. .................          82,377
    5,700     IDEC Pharmaceuticals Corp.* .......................        724,256
    8,700     Jones Pharma Inc.* ................................        235,444
   10,000     King Pharmaceuticals, Inc.*/** ....................        346,250
   24,400     Liposome Co., Inc. (The)* .........................        481,138
    3,400     MedImmune, Inc.* ..................................        350,838
    2,100     Roberts Pharmaceutical Corp.* .....................         56,306
                                                                     -----------
                                                                       2,996,822
                                                                     -----------
              Plastics--0.8%
   22,700     Tupperware Corp. .................................         512,169
                                                                     -----------
              Real Estate--0.2%
    8,300     Catellus Development Corp.* .......................        113,606
                                                                     -----------
              Recreational--0.6%
   10,800     Bally Total Fitness Holding Corp.*/** .............        346,275
                                                                     -----------
              Residential Construction--1.1%
   17,700     D.R. Horton, Inc. ................................         257,756
   11,400     Kaufman and Broad Home Corp.** ....................        232,987
    2,900     Pulte Corp.* ......................................         67,063
   12,500     Standard Pacific Corp. ...........................         139,844
                                                                     -----------
                                                                         697,650
                                                                     -----------
              Restaurants--0.8%
   10,850     CEC Entertainment Inc.* .............................      302,444
    5,700     Foodmaker, Inc.* ....................................      131,456
    3,000     RARE Hospitality International, Inc.* ...............       59,063
                                                                     -----------
                                                                         492,963
                                                                     -----------
              Retail - Computer Equipment--0.2%
    1,100     CDW Computer Centers, Inc.* .........................       48,812
    2,300     Insight Enterprises, Inc.*/** .......................       69,575
                                                                     -----------
                                                                         118,387
                                                                     -----------
              Retail - Drug Stores--0.5%
    9,700     Duane Reade Inc.*/** ................................      305,550
                                                                     -----------
              Retail - Family Clothing Stores--0.1%
    1,700     Factory 2-U Stores Inc.* ............................       48,556
                                                                     -----------
              Retail - Jewelry Stores--0.3%
    2,900     Claire's Stores, Inc. ..............................        54,556
    2,600     Tiffany & Co. ......................................       137,475
                                                                     -----------
                                                                         192,031
                                                                     -----------
              Retail - Shoe Stores--0.2%
    3,000     Footstar, Inc.* .....................................       97,500
                                                                     -----------
              Retail - Specialty--1.4%
    1,800     Best Buy Co., Inc.* .................................      126,450
    6,900     Cost Plus, Inc.* ....................................      307,050
    3,800     CSK Auto Corp.*/** ..................................       90,250
    4,600     Hot Topic, Inc.* ....................................      125,638
   28,100     Musicland Stores Corp.* .............................      238,850
                                                                     -----------
                                                                         888,238
                                                                     -----------
              Retail - Specialty Apparel--4.0%
    5,300     Abercrombie & Fitch Co., Class A* ...................      184,838
   14,150     American Eagle Outfitters, Inc.* ....................      555,388
   11,500     bebe stores, inc.* ..................................      276,000
    3,000     Chico's Fas, Inc.* ..................................       66,563
   13,800     Children's Place Retail Stores, Inc. (The)* .........      436,425
   12,400     Pacific Sunwear of California, Inc.* ................      288,300
   13,100     Ross Stores, Inc. ..................................       545,288
    5,600     TJX Companies, Inc. (The) ...........................      161,700
                                                                     -----------
                                                                       2,514,502
                                                                     -----------
              Retail - Specialty Apparel - Shoes--0.0%
    1,400     Genesco Inc.*/** ....................................       16,625
                                                                     -----------
              Schools--0.2%
    6,700     DeVry, Inc.* ........................................      139,863
                                                                     -----------
              Services - Computer Integrated Systems Design--0.1%
      800     Comverse Technology, Inc.* ..........................       62,400
                                                                     -----------
              Services - Employment Agencies--0.3%
   10,350     Labor Ready, Inc.*/** ...............................      166,247
                                                                     -----------
              Services - Health Care Management--1.4%
    6,300     Dendrite International, Inc.* .......................      262,238
   14,600     InfoCure Corp.*/** ..................................      281,050
   20,600     Orthodontic Centers of America, Inc.*/** ............      334,750
                                                                     -----------
                                                                         878,038
                                                                     -----------
              Services - Home Health Care Services--0.2%
    1,400     Express Scripts, Inc., Class A* .....................       94,325
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                                   Growth Fund
                      Portfolio of Investments (concluded)
                                 August 31, 1999

--------------------------------------------------------------------------------
                                                                       VALUE
 SHARES                                                               (NOTE 1)
--------------------------------------------------------------------------------
              Steel--0.3%
    6,300     National Steel Corp., Class B ..................       $    51,188
    8,700     Ryerson Tull, Inc.* ............................           164,756
                                                                     -----------
                                                                         215,944
                                                                     -----------
              Telecommunications--0.8%
    2,900     CapRock Communications Corp.*/** ...............            71,413
   15,900     CellStar Corp.*/** .............................            84,469
    1,800     JDS Uniphase Corp.*/** .........................           190,913
    2,100     MasTec, Inc. * .................................            58,669
   11,100     TALK.com, Inc.*/** .............................           114,469
                                                                     -----------
                                                                         519,933
                                                                     -----------
              Telecommunications Equipment--7.4%
   11,700     Carrier Access Corp.*/** .......................           567,450
    3,300     CommScope, Inc.* ...............................           113,644
    5,600     Harmonic Inc.* .................................           705,600
   10,300     Periphonics Corp.*/** ..........................           278,100
    7,200     Plantronics, Inc.*/** ..........................           364,500
   14,800     Polycom, Inc.* .................................           541,125
   13,500     Powerwave Technologies, Inc.* ..................           572,906
    2,891     QUALCOMM Inc.* .................................           555,614
    7,900     Scientific-Atlanta, Inc. .......................           404,875
   12,100     Superior TeleCom Inc.** ........................           318,381
    2,600     Tellabs, Inc.* .................................           154,863
    7,700     Westell Technologies, Inc., Class A*/** ........            58,231
                                                                     -----------
                                                                       4,635,289
                                                                     -----------
              Tobacco--0.1%
    2,400     Universal Corp. ................................            68,100
                                                                     -----------
              Toys--0.6%
   11,900     JAKKS Pacific, Inc.* ...........................           359,975
                                                                     -----------
              Transportation--0.4%
    2,300     American Freightways Corp.* ....................            48,300
    3,800     USFreightways Corp. ............................           184,300
                                                                     -----------
                                                                         232,600
                                                                     -----------
              Utilities--1.5%
    7,800     Calpine Corp.* .................................           706,875
   12,800     Public Service Co. of New Mexico ...............           240,800
                                                                     -----------
                                                                         947,675
                                                                     -----------
              Visioncare--0.9%
   14,400     Laser Vision Centers, Inc.* ....................           344,700
   31,400     LCA-Vision Inc.* ...............................           209,988
                                                                     -----------
                                                                         554,688
                                                                     -----------

              Wholesale - Drug Distribution--0.8%
    9,500     AmeriSource Health Corp., Class A* .............           245,219
    8,400     Priority Healthcare Corp., Class B* ............           236,250
                                                                     -----------
                                                                         481,469
                                                                     -----------
              Wholesale - Office & Business
              Equipment--0.4%
   11,600     United Stationers Inc.*/** .....................           262,450
                                                                     -----------
              Total Common Stocks
                (Cost $57,784,506) ...........................        61,939,662
                                                                     -----------

  PRINCIPAL
AMOUNT (000'S)
--------------
              SHORT-TERM INVESTMENT--0.4%
              Repurchase Agreement--0.4%
              Bear, Stearns & Co. Inc.
                (Agreement dated 08/31/99 to be
                repurchased at $260,572)5.43%, 09/01/99
     $261       (Cost $260,533) (Note 6) .....................           260,533
                                                                     -----------
              Total Investments -- 99.7%
                (Cost $58,045,039) ...........................        62,200,195
                                                                     -----------
              Other Assets in Excess
                of Liabilities--0.3% .........................           175,628
                                                                     -----------
              Net Assets--100.0% .............................       $62,375,823
                                                                     ===========


---------

 * Non-income producing.
** Security or a portion thereof is out on loan.



The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                               Growth & Value Fund
                            Portfolio of Investments
                                 August 31, 1999

--------------------------------------------------------------------------------
                                                                        VALUE
 SHARES                                                                (NOTE 1)
--------------------------------------------------------------------------------
              COMMON STOCKS--98.1%
              Aerospace--0.6%
    7,350     Cordant Technologies, Inc. .....................       $   304,106
                                                                     -----------
              Agricultural Services--0.6%
   17,800     IMC Global Inc. ................................           283,687
                                                                     -----------
              Airlines--1.2%
    2,000     Alaska Air Group, Inc.* ........................            86,500
    7,500     UAL Corp.* .....................................           486,094
                                                                     -----------
                                                                         572,594
                                                                     -----------
              Apparel--2.8%
   14,500     Jones Apparel Group, Inc.* .....................           376,094
   13,400     Tommy Hilfiger Corp.* ..........................           454,762
   25,100     Warnaco Group, Inc. (The), Class A** ...........           552,200
                                                                     -----------
                                                                       1,383,056
                                                                     -----------
              Automobile Manufacturing--0.1%
    1,300     PACCAR Inc. ....................................            71,662
                                                                     -----------
              Automobile Parts & Equipment--2.8%
    2,700     Borg-Warner Automotive, Inc.** .................           127,912
   26,200     Delphi Automotive Systems Corp. ................           491,250
   26,600     Meritor Automotive, Inc. .......................           580,212
    9,200     Tower Automotive, Inc.*/** .....................           184,000
                                                                     -----------
                                                                       1,383,374
                                                                     -----------
              Banks--1.3%
   20,600     AmSouth Bancorporation** .......................           450,625
    2,500     North Fork Bancorporation, Inc. ................            45,312
    4,200     SouthTrust Corp. ...............................           148,313
                                                                     -----------
                                                                         644,250
                                                                     -----------
              Brokerage--1.4%
    4,500     Bear Stearns Companies Inc. (The) ..............           187,312
    8,900     Lehman Brothers Holdings Inc. ..................           478,375
                                                                     -----------
                                                                         665,687
                                                                     -----------
              Building Supplies--4.2%
    7,300     Armstrong World Industries, Inc. ...............           354,506
    2,200     Carlisle Companies Inc. ........................            88,000
   23,000     Johns Manville Corp. ...........................           330,625
   16,800     Lafarge Corp. ..................................           462,000
   14,700     Louisiana-Pacific Corp. ........................           271,950
    3,300     Owens Corning ..................................            92,812
    9,300     USG Corp. ......................................           455,700
                                                                     -----------
                                                                       2,055,593
                                                                     -----------
              Business Services--3.1%
   18,900     CSG Systems International, Inc.* ...............           426,431
   14,100     Navigant Consulting, Inc.* .....................           618,637
   17,400     Whittman-Hart, Inc.* ...........................           457,838
                                                                     -----------
                                                                       1,502,906
                                                                     -----------
              Cable & Other Pay Television Services--0.5%
    4,000     Adelphia Communications Corp. ..................
                Class A* .....................................           248,000
                                                                     -----------
              Chemicals - Diversified--2.0%
    5,000     FMC Corp.* .....................................           291,250
    2,800     Hercules Inc. ..................................            91,175
   29,100     Solutia Inc. ...................................           582,000
                                                                     -----------
                                                                         964,425
                                                                     -----------
              Chemicals - Specialty--1.5%
    2,200     Cytec Industries Inc.* .........................            51,287
   17,700     Engelhard Corp. ................................           352,894
   17,700     W.R. Grace & Co.* ..............................           338,512
                                                                     -----------
                                                                         742,693
                                                                     -----------
              Commercial Printing--1.4%
    7,200     R.R. Donnelley & Sons Co. ......................           225,900
   11,050     Valassis Communications, Inc.* .................           483,437
                                                                     -----------
                                                                         709,337
                                                                     -----------
              Computer Networking Products--1.7%
   13,200     Adaptec, Inc.* .................................           514,800
    9,900     MMC Networks, Inc.* ............................           305,662
                                                                     -----------
                                                                         820,462
                                                                     -----------
              Computers, Software & Servicing--12.5%
   14,500     Citrix Systems, Inc.* ..........................           826,500
    8,300     Compuware Corp.* ...............................           250,556
   20,500     Diebold, Inc. ..................................           545,812
    1,800     Extreme Networks, Inc.* ........................           115,087
   15,500     Legato Systems, Inc.* ..........................           667,469
   10,600     Mercury Interactive Corp.* .....................           506,150
   14,000     Peregrine Systems, Inc.* .......................           462,000
    5,100     Rational Software Corp.* .......................           138,019
   12,300     Siebel Systems, Inc.* ..........................           844,856
   18,900     Sterling Software, Inc.* .......................           380,362
    9,600     Unisys Corp.* ..................................           412,800
   16,900     VERITAS Software Corp.* ........................         1,001,325
                                                                     -----------
                                                                       6,150,936
                                                                     -----------


The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                               Growth & Value Fund
                      Portfolio of Investments (continued)
                                 August 31, 1999

--------------------------------------------------------------------------------
                                                                        VALUE
 SHARES                                                                (NOTE 1)
--------------------------------------------------------------------------------
              Electric Utility--0.1%
      800     GPU, Inc. ........................................     $    27,300
                                                                     -----------
              Electronic Components--0.5%
    7,000     Sawtek Inc.* .....................................         231,437
                                                                     -----------
              Electronic Components & Accessories--1.8%
    1,100     Applied Micro Circuits Corp.* ....................         101,475
    6,700     CTS Corp. ........................................         319,088
   11,100     RF Micro Devices, Inc.* ..........................         487,706
                                                                     -----------
                                                                         908,269
                                                                     -----------
              Electronics--0.1%
      700     Johnson Controls, Inc. ...........................          47,863
                                                                     -----------
              Entertainment--0.7%
    4,800     Univision Communications Inc., Class A* ..........         354,000
                                                                     -----------
              Financial Services--2.3%
    1,800     Ambac Financial Group, Inc. ......................          95,063
   20,400     Edwards (A.G.), Inc. .............................         512,550
   16,300     Metris Companies, Inc. ...........................         449,269
    2,200     Profit Recovery Group International,
                Inc. (The)* ....................................          83,738
                                                                     -----------
                                                                       1,140,620
                                                                     -----------
              Food & Agriculture--5.8%
   20,500     ConAgra, Inc. ....................................         502,250
    4,000     Corn Products International, Inc.* ...............         130,250
   26,800     IBP, Inc. ........................................         614,725
   25,200     International Home Foods, Inc.* ..................         504,000
   18,400     Interstate Bakeries Corp.** ......................         440,450
    9,300     Keebler Foods Co.*/** ............................         277,256
   12,200     Smithfield Foods, Inc.* ..........................         358,375
    1,400     Suiza Foods Corp.* ...............................          44,625
                                                                     -----------
                                                                       2,871,931
                                                                     -----------
              Healthcare--0.5%
    1,900     Lincare Holdings Inc.*/** ........................          50,113
    3,300     PacifiCare Health Systems, Inc. * ................         198,000
                                                                     -----------
                                                                         248,113
                                                                     -----------
              Home Furnishings/Housewares--1.7%
   20,100     Furniture Brands International, Inc.* ............         403,256
    3,100     Mohawk Industries, Inc.* .........................          70,138
   18,300     Shaw Industries, Inc. ............................         366,000
                                                                     -----------
                                                                         839,394
                                                                     -----------
              Household Products--0.6%
   10,100     Blyth Industries, Inc.* ..........................         285,956
                                                                     -----------
              Insurance - Financial Guarantee--2.5%
    6,500     MGIC Investment Corp. ............................         282,344
   14,100     PMI Group, Inc. (The)** ..........................         599,250
    7,400     Radian Group Inc. ................................         342,713
                                                                     -----------
                                                                       1,224,307
                                                                     -----------
              Insurance - Health & Life--1.3%
   17,300     Conseco, Inc. ....................................         415,200
    2,200     MONY Group Inc. (The) ............................          61,600
    6,800     UICI* ............................................         178,925
                                                                     -----------
                                                                         655,725
                                                                     -----------
              Leasing & Rental--0.1%
    1,200     Hertz Corp. (The), Class A .......................          48,375
                                                                     -----------
              Lumber & Wood Products--1.1%
   20,400     Georgia-Pacific Corp. (Timber Group) .............         490,875
    1,200     Georgia-Pacific Group ............................          49,650
                                                                     -----------
                                                                         540,525
                                                                     -----------
              Machinery--0.6%
   13,500     McDermott International, Inc. ....................         304,594
                                                                     -----------
              Manufacturing--2.9%
    7,600     American Standard Companies, Inc. ................         311,600
    1,900     Lancaster Colony Corp. ...........................          62,463
    2,600     National Service Industries, Inc. ................          83,200
    1,200     Pentair, Inc. ....................................          54,600
    1,900     Tenneco Inc. .....................................          38,238
   12,000     Trinity Industries, Inc. .........................         376,500
   11,600     York International Corp. .........................         477,050
                                                                     -----------
                                                                       1,403,651
                                                                     -----------
              Medical Instruments & Supplies--3.3%
   10,300     Beckman Coulter, Inc.** ..........................         487,963
    5,900     DENTSPLY International Inc. ......................         146,394
   15,700     Mallinckrodt Inc. ................................         503,381
    9,300     Patterson Dental Co.* ............................         381,300
    1,600     Waters Corp.* ....................................         105,500
                                                                     -----------
                                                                       1,624,538
                                                                     -----------
              Medical & Medical Services--1.2%
   14,600     MedQuist Inc.* ...................................         508,263
    1,800     Shared Medical Systems Corp.** ...................         101,138
                                                                     -----------
                                                                         609,401
                                                                     -----------


The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                               Growth & Value Fund
                      Portfolio of Investments (continued)
                                 August 31, 1999

--------------------------------------------------------------------------------
                                                                        VALUE
 SHARES                                                                (NOTE 1)
--------------------------------------------------------------------------------
              Natural Gas Distribution--2.8%
   24,200     KeySpan Corp. ..................................       $   713,900
    8,100     MCN Energy Group Inc. ..........................           144,788
   23,000     Sempra Energy ..................................           513,188
                                                                     -----------
                                                                       1,371,876
                                                                     -----------
              Office Furniture--0.5%
   11,300     Miller (Herman), Inc. ..........................           266,256
                                                                     -----------
              Oil & Gas Field Exploration--6.5%
    3,900     Amerada Hess Corp. .............................           242,044
    4,200     Apache Corp. ...................................           191,100
    8,700     Helmerich & Payne, Inc. ........................           239,794
    2,700     Kerr-McGee Corp. ...............................           151,200
   27,800     Noble Drilling Corp.* ..........................           684,575
   28,000     Pioneer Natural Resources Co.* .................           318,500
   41,400     Santa Fe Snyder Corp.* .........................           403,650
   26,300     Union Pacific Resources Group Inc. .............           471,756
   16,100     USX-Marathon Group .............................           501,113
                                                                     -----------
                                                                       3,203,732
                                                                     -----------
              Pharmaceuticals--1.3%
    3,200     IDEC Pharmaceuticals Corp.* ....................           406,600
    4,950     Jones Pharma Inc. ..............................           133,959
      900     MedImmune, Inc.* ...............................            92,869
                                                                     -----------
                                                                         633,428
                                                                     -----------
              Photographic Equipment--1.0%
    6,900     Eastman Kodak Co. ..............................           506,719
                                                                     -----------
              Plastics--1.0%
   21,500     Tupperware Corp. ...............................           485,094
                                                                     -----------
              Residential Construction--0.2%
    8,100     D.R. Horton, Inc. ..............................           117,956
                                                                     -----------
              Retail - Department Stores--0.5%
    9,200     Dillard's, Inc., Class A .......................           216,200
    1,500     Federated Department Stores, Inc.* .............            69,000
                                                                     -----------
                                                                         285,200
                                                                     -----------
              Retail - Electronics & Computer--0.7%
    7,500     CDW Computer Centers, Inc.* ....................           332,812
                                                                     -----------
              Retail - Jewelry Stores--0.3%
    7,700     Claire's Stores, Inc. ..........................           144,856
                                                                     -----------
              Retail - Office Supplies--0.1%
    1,900     Staples, Inc.* .................................            41,325
                                                                     -----------
              Retail - Specialty Apparel--3.8%
    7,500     Abercrombie & Fitch Co., Class A* ..............           261,563
   13,700     American Eagle Outfitters, Inc.* ...............           537,725
   14,400     Ross Stores, Inc. ..............................           599,400
   16,700     TJX Companies, Inc. (The) ......................           482,213
                                                                     -----------
                                                                       1,880,901
                                                                     -----------
              Savings & Loan Associations--4.6%
   14,500     Astoria Financial Corp. ........................           476,688
   29,793     Charter One Financial, Inc. ....................           697,342
   31,800     Dime Bancorp, Inc. .............................           584,325
   24,100     Golden State Bancorp Inc.* .....................           483,506
                                                                     -----------
                                                                       2,241,861
                                                                     -----------
              Schools--0.5%
   11,400     DeVry, Inc.* ...................................           237,975
                                                                     -----------
              Services - Equipment Rental & Leasing--0.5%
   10,700     United Rentals, Inc.*/** .......................           261,481
                                                                     -----------
              Telecommunications--0.4%
    1,100     JDS Uniphase Corp.* ............................           116,669
    1,300     RCN Corp. ......................................            54,600
                                                                     -----------
                                                                         171,269
                                                                     -----------
              Telecommunications Equipment--2.9%
    2,200     Plantronics, Inc.* .............................           111,375
    2,700     QUALCOMM Inc.* .................................           518,906
    5,900     Scientific- Atlanta, Inc. ......................           302,375
    8,000     Tellabs, Inc.* .................................           476,500
                                                                     -----------
                                                                       1,409,156
                                                                     -----------
              Transportation--0.4%
    4,000     USFreightways Corp. ............................           194,000
                                                                     -----------
              Utilities--3.5%
   13,300     Allegheny Energy, Inc. .........................           448,875
      600     Calpine Corp.* .................................            54,375
    5,600     IDACORP, Inc. ..................................           175,350
   12,800     PECO Energy Co. ................................           520,000
   17,900     PP&L Resources, Inc. ...........................           501,200
                                                                     -----------
                                                                       1,699,800
                                                                     -----------


The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                               Growth & Value Fund
                      Portfolio of Investments (concluded)
                                 August 31, 1999

--------------------------------------------------------------------------------
                                                                        VALUE
 SHARES                                                                (NOTE 1)
--------------------------------------------------------------------------------
              Wholesale - Drug Distribution--0.7%
   14,200     AmeriSource Health Corp., Class A* ................   $   366,538
                                                                    -----------
              Wholesale - Groceries & General Line--1.1%
   23,000     SUPERVALU INC. ....................................       517,500
                                                                    -----------
              Total Common Stocks
                (Cost $48,527,225) ..............................    48,238,502
                                                                    -----------
  PRINCIPAL
AMOUNT (000'S)
--------------
              SHORT-TERM INVESTMENT--2.8%
              Repurchase Agreement--2.8%
              Bear, Stearns & Co. Inc.
                (Agreement dated 8/31/99 to be
                repurchased at $1,373,119)
                5.43%, 09/01/99
   $1,373       (Cost $1,372,912) (Note 6) ......................     1,372,912
                                                                    -----------
              Total Investments -- 100.9%
                (Cost $49,900,137) ..............................    49,611,414
                                                                    -----------
              Liabilities in Excess of
                Other Assets -- (0.9%) ..........................      (455,633)
                                                                    -----------
              Net Assets -- 100.0% ..............................   $49,155,781
                                                                    ===========

-------------
 * Non-income producing.
** Security or a portion thereof is out on loan.



The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                              Larger Cap Value Fund
                            Portfolio of Investments
                                 August 31, 1999

--------------------------------------------------------------------------------
                                                                        VALUE
 SHARES                                                                (NOTE 1)
--------------------------------------------------------------------------------
              COMMON STOCKS--98.1%
              Aerospace--0.7%
     400      B.F. Goodrich Co. (The), .......................       $    14,775
   1,100      Cordant Technologies, Inc. .....................            45,512
                                                                     -----------
                                                                          60,287
                                                                     -----------

              Agricultural Services--0.6%
   3,100      IMC Global Inc. ................................            49,406
                                                                     -----------

              Airlines--1.6%
   1,000      Alaska Air Group, Inc.* ........................            43,250
   1,400      UAL Corp.* .....................................            90,737
                                                                     -----------
                                                                         133,987
                                                                     -----------

              Apparel--1.0%
   1,200      Jones Apparel Group, Inc.* .....................            31,125
   2,500      Warnaco Group, Inc. (The), Class A .............            55,000
                                                                     -----------
                                                                          86,125
                                                                     -----------

              Automobile Manufacturing--0.1%
     200      PACCAR Inc. ....................................            11,025
                                                                     -----------

              Automobile Parts & Equipment--2.4%
     400      Borg-Warner Automotive, Inc.** .................            18,950
   6,669      Delphi Automotive Systems Corp. ................           125,044
   1,800      Meritor Automotive, Inc. .......................            39,262
     800      Tower Automotive, Inc.* ........................            16,000
                                                                     -----------
                                                                         199,256
                                                                     -----------

              Automobile Rentals--0.2%
     500      Hertz Corp. (The), Class A .....................            20,156
                                                                     -----------
              Banks--9.0%
   5,900      AmSouth Bancorporation** .......................           129,062
   2,900      BB&T Corp. .....................................            97,150
   2,500      Comerica Inc. ..................................           130,156
     700      Hudson United Bancorp ..........................            22,269
   2,000      KeyCorp ........................................            58,000
   4,000      National City Corp. ............................           110,500
   1,400      North Fork Bancorporation, Inc. ................            25,375
     800      Old Kent Financial Corp. .......................            31,600
     900      Pacific Century Financial Corp. ................            16,706
   3,000      SouthTrust Corp. ...............................           105,937
     400      UnionBanCal Corp. ..............................            15,350
                                                                     -----------
                                                                         742,105
                                                                     -----------

              Brokerage--3.4%
   2,900      Bear Stearns Companies Inc. (The) ..............           120,712
   2,300      Lehman Brothers Holdings Inc. ..................           123,625
     400      Morgan Stanley, Dean Witter & Co. ..............            34,325
                                                                     -----------
                                                                         278,662
                                                                     -----------
              Building Supplies--3.6%
   1,200      Armstrong World Industries, Inc. ...............            58,275
     400      Carlisle Companies Inc. ........................            16,000
   1,600      Lafarge Corp. ..................................            44,000
   3,500      Louisiana-Pacific Corp. ........................            64,750
   1,000      Owens Corning ..................................            28,125
     300      Southdown, Inc. ................................            15,150
   1,400      USG Corp. ......................................            68,600
                                                                     -----------
                                                                         294,900
                                                                     -----------

              Business Services--0.1%
     200      American Management Systems, Inc.* .............             5,725
                                                                     -----------
              Chemicals - Diversified--2.1%
   1,000      FMC Corp.* .....................................            58,250
   1,200      Hercules Inc. ..................................            39,075
   3,900      Solutia Inc. ...................................            78,000
                                                                     -----------
                                                                         175,325
                                                                     -----------
              Chemicals-Specialty--1.4%
     700      Cytec Industries Inc.* .........................            16,319
   3,600      Engelhard Corp. ................................            71,775
   1,600      W.R. Grace & Co.* ..............................            30,600
                                                                     -----------
                                                                         118,694
                                                                     -----------

              Commercial Printing--1.5%
   3,200      R.R. Donnelley & Sons Co. ......................           100,400
     500      Valassis Communications, Inc.* .................            21,875
                                                                     -----------
                                                                         122,275
                                                                     -----------

              Computer & Office Equipment--0.1%
     100      Lexmark International Group, Inc., Class A*.....             7,875
                                                                     -----------
              Computers, Software & Servicing--4.3%
   1,300      Adaptec, Inc.* .................................            50,700
   2,300      Computer Associates International, Inc. ........           129,950
   2,600      Diebold, Inc. ..................................            69,225
     100      International Business Machines Corp. (IBM).....            12,456
   2,900      Sterling Software, Inc.* .......................            58,362
     800      Unisys Corp.* ..................................            34,400
                                                                     -----------
                                                                         355,093
                                                                     -----------


The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                              Larger Cap Value Fund
                      Portfolio of Investments (continued)
                                 August 31, 1999

--------------------------------------------------------------------------------
                                                                        VALUE
 SHARES                                                                (NOTE 1)
--------------------------------------------------------------------------------
              Consumer Products--0.6%
     900      Kimberly-Clark Corp. ...........................       $    51,244
                                                                     -----------
              Electric & Other Services--0.4%
   1,300      LG&E Energy Corp. ..............................            29,900
                                                                     -----------
              Electric Utility--1.2%
   3,000      GPU, Inc. ......................................           102,375
                                                                     -----------

              Electronics--0.4%
     500      Johnson Controls, Inc. .........................            34,187
                                                                     -----------

              Energy--2.1%
     900      DTE Energy Co. .................................            35,494
   4,300      Edison International ...........................           109,112
   1,600      Questar Corp. ..................................            30,200
                                                                     -----------
                                                                         174,806
                                                                     -----------
              Financial Services--3.3%
   2,250      Citigroup Inc. .................................            99,984
   1,800      Countrywide Credit Industries, Inc. ............            57,825
   2,800      Edwards (A.G.), Inc. ...........................            70,350
     700      Heller Financial, Inc. .........................            16,012
     700      Household International, Inc. ..................            26,425
                                                                     -----------
                                                                         270,596
                                                                     -----------
              Food & Agriculture--3.9%
   6,300      ConAgra, Inc. ..................................           154,350
     600      Dean Foods Co. .................................            24,150
   2,300      IBP, Inc. ......................................            52,756
   1,300      International Home Foods, Inc.* ................            26,000
   1,500      Interstate Bakeries Corp.** ....................            35,906
     500      Smithfield Foods, Inc.* ........................            14,687
     700      Universal Foods Corp. ..........................            14,787
                                                                     -----------
                                                                         322,636
                                                                     -----------
              Food Preparation--0.2%
     400      H.J. Heinz Co. .................................            18,675
                                                                     -----------
              Healthcare--0.4%
   1,100      HEALTHSOUTH Corp.* .............................             9,006
     400      PacifiCare Health Systems, Inc.* ...............            24,000
                                                                     -----------
                                                                          33,006
                                                                     -----------
              Home Furnishings/Housewares--1.2%
   1,300      Furniture Brands International, Inc.* ..........            26,081
     800      Mohawk Industries, Inc.* .......................            18,100
   2,900      Shaw Industries, Inc. ..........................            58,000
                                                                     -----------
                                                                         102,181
                                                                     -----------
              Insurance - Financial Guarantee--5.0%
   1,600      Ambac Financial Group, Inc. ....................            84,500
     600      Financial Security Assurance Holdings Ltd. .....            30,037
   2,800      MGIC Investment Corp. ..........................           121,625
   2,150      PMI Group, Inc. (The) ..........................            91,375
   1,800      Radian Group Inc. ..............................            83,363
                                                                     -----------
                                                                         410,900
                                                                     -----------
              Insurance - Health & Life--1.6%
   4,500      Conseco, Inc. ..................................           108,000
     100      Equitable Companies Inc. (The) .................             6,175
     500      Nationwide Financial Services, Inc., Class A ...            18,250
                                                                     -----------
                                                                         132,425
                                                                     -----------
              Lumber & Wood Products--0.8%
     700      Georgia Pacific Group ..........................            28,963
   1,500      Georgia-Pacific Corp. (Timber Group) ...........            36,094
                                                                     -----------
                                                                          65,057
                                                                     -----------
              Machinery--0.7%
   2,500      McDermott International, Inc. ..................            56,406
                                                                     -----------
              Manufacturing--2.8%
   1,400      American Standard Companies, Inc. ..............            57,400
     800      Crane Co. ......................................            19,250
     700      National Service Industries, Inc. ..............            22,400
     200      Pentair, Inc. ..................................             9,100
     300      Premark International, Inc. ....................             9,975
     200      Snap-On, Inc. ..................................             6,763
   1,200      Tenneco Inc. ...................................            24,150
     800      Trinity Industries, Inc. .......................            25,100
   1,500      York International Corp. .......................            61,688
                                                                     -----------
                                                                         235,826
                                                                     -----------
              Medical Instruments & Supplies--1.5%
     500      Baxter International, Inc. .....................            33,531
     600      Beckman Coulter, Inc. ..........................            28,425
     500      DENTSPLY International Inc. ....................            12,406
   1,600      Mallinckrodt Inc. ..............................            51,300
                                                                     -----------
                                                                         125,662
                                                                     -----------
              Medical & Medical Services--0.6%
     900      Shared Medical Systems Corp.** .................            50,569
                                                                     -----------
              Metals & Mining--0.1%
     200      Cyprus Amax Minerals Co. .......................             3,388
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                              Larger Cap Value Fund
                      Portfolio of Investments (continued)
                                 August 31, 1999

--------------------------------------------------------------------------------
                                                                        VALUE
 Shares                                                                (NOTE 1)
--------------------------------------------------------------------------------
              Natural Gas Distribution--5.0%
    2,900     El Paso Energy Corp. ...........................       $   106,031
    4,200     KeySpan Corp. ..................................           123,900
    2,000     MCN Energy Group Inc. ..........................            35,750
      300     National Fuel Gas Co. ..........................            14,119
      200     NICOR Inc. .....................................             7,738
    5,600     Sempra Energy ..................................           124,950
                                                                     -----------
                                                                         412,488
                                                                     -----------
              Newspaper Publishing & Printing--0.4%
      700     Central Newspapers, Inc., Class A ..............            29,619
                                                                     -----------
              Office Furniture-0.1%
      400     Miller (Herman). Inc. ..........................             9,425
                                                                     -----------
              Oil & Gas Field Exploration--8.9%
    2,000     Amerada Hess Corp. .............................           124,125
      200     Apache Corp. ...................................             9,100
      700     Helmerich & Payne, Inc. ........................            19,294
    2,300     Kerr-McGee Corp. ...............................           128,800
      900     Murphy Oil Corp. ...............................            45,675
      100     Noble Drilling Corp.* ..........................             2,463
    5,200     Occidental Petroleum Corp. .....................           112,775
    1,800     Pioneer Natural Resources Co.*/** ..............            20,475
      800     Santa Fe Snyder Corp.* .........................             7,800
      300     Transocean Offshore, Inc. ......................            10,200
    6,900     Union Pacific Resources Group Inc. .............           123,769
    4,200     USX-Marathon Group .............................           130,725
                                                                     -----------
                                                                         735,201
                                                                     -----------
              Photographic Equipment--2.0%
    2,300     Eastman Kodak Co. ..............................           168,906
                                                                     -----------
              Plastics--0.4%
    1,300     Tupperware Corp. ...............................            29,331
                                                                     -----------
              Residential Construction--0.7%
    2,200     D.R. Horton, Inc. ..............................            32,038
    1,300     Kaufman and Broad Home Corp.** .................            26,569
                                                                     -----------
                                                                          58,607
                                                                     -----------
              Restaurants--0.1%
      200     Foodmaker, Inc. * ..............................             4,613
                                                                     -----------
              Retail - Department Stores--2.2%
    2,200     Dillard's, Inc., Class A .......................            51,700
      300     Federated Department Stores, Inc.* .............            13,800
    3,500     Kmart Corp.* ...................................            43,969
    1,000     May Department Stores Co. (The) ................            39,063
      800     Sears, Roebuck & Co. ...........................            30,000
                                                                     -----------
                                                                         178,532
                                                                     -----------
              Retail - Jewelry Stores--0.3%
    1,300     Claire's Stores, Inc. ..........................            24,456
                                                                     -----------
              Retail - Specialty Apparel--1.7%
    1,600     Ross Stores, Inc. ..............................            66,600
    2,500     TJX Companies, Inc. (The) ......................            72,188
                                                                     -----------
                                                                         138,788
                                                                     -----------
              Savings & Loan Associations--4.6%
    1,400     Astoria Financial Corp. ........................            46,025
    4,012     Charter One Financial, Inc. ....................            93,906
    5,200     Dime Bancorp, Inc. .............................            95,550
    4,700     Golden State Bancorp Inc.* .....................            94,294
      100     Golden West Financial Corp. ....................             9,081
    1,325     Washington Mutual, Inc. ........................            42,069
                                                                     -----------
                                                                         380,925
                                                                     -----------
              Services - Employment Agencies--0.1%
      300     Interim Services Inc.* .........................             5,531
                                                                     -----------
              Telecommunications--6.6%
    4,400     Bell Atlantic Corp. ............................           269,500
    5,900     BellSouth Corp. ................................           266,975
      200     RCN Corp. ......................................             8,400
                                                                     -----------
                                                                         544,875
                                                                     -----------
              Telecommunications Equipment--0.1%
      200     Plantronics, Inc.* .............................            10,125
                                                                     -----------
              Tobacco--0.1%
      100     Universal Corp. ................................             2,838
                                                                     -----------
              Transportation--0.3%
      200     CNF Transportation Inc. ........................             7,788
      300     USFreightways Corp. ............................            14,550
                                                                     -----------
                                                                          22,338
                                                                     -----------
              Utilities--4.1%
    2,300     Allegheny Energy, Inc. .........................            77,625
    3,200     PECO Energy Co. ................................           130,000
    4,600     PP&L Resources, Inc. ...........................           128,800
                                                                     -----------
                                                                         336,425
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]


                              Larger Cap Value Fund
                      Portfolio of Investments (concluded)
                                 August 31, 1999

--------------------------------------------------------------------------------
                                                                        VALUE
 SHARES                                                                (NOTE 1)
--------------------------------------------------------------------------------
              Wholesale - Drug Distribution--0.2%
      700     AmeriSource Health Corp., Class A* .............      $    18,069
                                                                    -----------
              Wholesale - Groceries & General Line--1.3%
    4,600     SUPERVALU INC. .................................          103,500
                                                                    -----------
              Total Common Stocks
                (Cost $8,437,016) ............................        8,095,327
                                                                    -----------
  PRINCIPAL
AMOUNT (000'S)
--------------
              SHORT-TERM INVESTMENT--3.5%
              Repurchase Agreement--3.5%
              Bear, Stearns & Co. Inc.
                (Agreement dated 08/31/99 to be
                repurchased at $293,671)
                5.430%, 09/01/99
     $294       (Cost $293,627) (Note 6) .....................          293,627
                                                                    -----------
              Total Investments -- 101.6%
                (Cost $8,730,643) ............................        8,388,954
                                                                    -----------
              Liabilities in Excess of
                Other Assetsa -- (1.6%) ........................       (132,963)
                                                                    -----------
              Net Assets -- 100.0%  ............................    $ 8,255,991
                                                                    ===========

---------------
 * Non-income producing.
** Security or a portion thereof is out on loan.



The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                              Small Cap Value Fund
                            Portfolio of Investments
                                 August 31, 1999

--------------------------------------------------------------------------------
                                                                        VALUE
 SHARES                                                                (NOTE 1)
--------------------------------------------------------------------------------
              COMMON STOCKS--95.7%
              Advertising--0.6%
    3,000     ADVO, Inc.* ....................................       $    58,875
      400     True North Communications Inc. .................            13,175
                                                                     -----------
                                                                          72,050
                                                                     -----------
              Aerospace--1.1%
    4,100     BE Aerospace, Inc.* ............................            70,981
    1,300     Cordant Technologies, Inc. .....................            53,787
                                                                     -----------
                                                                         124,768
                                                                     -----------
              Airlines--0.8%
      200     Alaska Air Group, Inc.* ........................             8,650
    4,000     America West Holdings Corp., Class B* ..........            78,000
                                                                     -----------
                                                                          86,650
                                                                     -----------
              Aluminum--0.2%
    1,400     Commonwealth Industries, Inc. ..................            20,125
                                                                     -----------
              Amusement & Recreational Services--0.1%
      200     Polaris Industries Inc. ........................             7,187
                                                                     -----------
              Apparel--2.7%
    6,900     Kellwood Co. ...................................           164,737
    1,000     Russell Corp. ..................................            16,750
    6,000     Warnaco Group, Inc. (The), Class A .............           132,000
                                                                     -----------
                                                                         313,487
                                                                     -----------
              Automobile Parts & Equipment--3.4%
    3,100     American Axle & Manufacturing Holdings, Inc.* ..            48,437
    3,000     Arvin Industries, Inc.* ........................           107,250
    2,200     Borg-Warner Automotive, Inc.** .................           104,225
    6,100     Meritor Automotive, Inc. .......................           133,056
                                                                     -----------
                                                                         392,968
                                                                     -----------
              Automobile Rentals--0.1%
      300     Avis Rent A Car, Inc.* .........................             6,600
      300     Dollar Thrifty Automotive Group, Inc.* .........             5,644
                                                                     -----------
                                                                          12,244
                                                                     -----------
              Banks--6.7%
    7,700     Bay View Capital Corp. .........................           125,606
      500     Centura Banks, Inc. ............................            23,156
    2,500     City National Corp. ............................            82,969
   10,800     Colonial BancGroup, Inc. (The) .................           133,650
    4,800     GBC Bancorp ....................................            94,200
    4,300     Hudson United Bancorp ..........................           136,794
    1,500     Oriental Financial Group Inc.*/** ..............            35,437
    7,600     Pacific Century Financial Corp. ................           141,075
                                                                     -----------
                                                                         772,887
                                                                     -----------
              Building Supplies--1.7%
    3,500     Centex Construction Products, Inc. .............           134,531
      900     Hughes Supply, Inc. ............................            20,925
    1,500     Owens Corning ..................................            42,187
                                                                     -----------
                                                                         197,643
                                                                     -----------
              Chemicals - Specialty--1.8%
    3,300     Cytec Industries Inc.* .........................            76,931
    1,500     Ferro Corp. ....................................            36,000
    4,500     NL Industries, Inc.** ..........................            54,281
    2,300     W.R. Grace & Co.* ..............................            43,987
                                                                     -----------
                                                                         211,199
                                                                     -----------
              Commercial Services--0.2%
    1,000     Wallace Computer Services, Inc.  ...............            21,375
                                                                     -----------
              Computer Components--0.2%
    2,200     Equinox Systems Inc.* ..........................            28,050
                                                                     -----------
              Computers, Software & Servicing--2.4%
    3,600     Analysts International Corp. ...................            48,150
    3,000     Diebold, Inc. ..................................            79,875
    4,800     InterVoice-Brite, Inc.* ........................            66,000
      400     Symantec Corp.* ................................            12,000
    2,200     THQ Inc.* ......................................            69,575
                                                                     -----------
                                                                         275,600
                                                                     -----------
              Consumer Products--0.2%
    1,300     Jostens, Inc. ..................................            26,162
                                                                     -----------
              Electric Services--1.1%
    3,300     UniSource Energy Corp.*/ ** ....................            39,394
    3,700     Western Resources, Inc.** ......................            88,337
                                                                     -----------
                                                                         127,731
                                                                     -----------
              Electrical Equipment--4.1%
    6,000     AMETEK, Inc. ...................................           124,875
    4,200     C&D Technologies, Inc. .........................           132,300
    9,500     General Cable Corp. ............................           137,750
    2,100     Tektronix, Inc. ................................            69,825
                                                                     -----------
                                                                         464,750
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                              Small Cap Value Fund
                      Portfolio of Investments (continued)
                                 August 31, 1999

--------------------------------------------------------------------------------
                                                                        VALUE
 SHARES                                                                (NOTE 1)
--------------------------------------------------------------------------------

              Electronic Components & Accessories--1.3%
    3,400     Park Electrochemical Corp. .....................       $    98,812
    3,100     Pioneer-Standard Electronics, Inc.** ...........            43,787
                                                                     -----------
                                                                         142,599
                                                                     -----------

              Energy--1.2%
    7,500     Questar Corp. ..................................           141,562
                                                                     -----------
              Financial Services--5.8%
    5,200     American Captial Strategies Ltd. ...............            90,525
   10,000     Doral Financial Corp. ..........................           138,750
    7,100     Federated Investors, Inc., Class B** ...........           130,462
    2,500     Freedom Securities Corp. .......................            35,156
    6,100     Heller Financial, Inc. .........................           139,537
      500     John Nuveen Co. (The), Class A** ...............            19,531
    4,900     Waddell & Reed Financial, Inc., Class A ........           111,169
                                                                     -----------
                                                                         664,630
                                                                     -----------

              Food & Agriculture--4.2%
    4,900     Interstate Bakeries Corp.** ....................           117,294
    2,800     Michael Foods, Inc. ............................            77,525
    1,800     Pilgrim's Pride Corp., Class A * ...............            14,625
    8,900     Pilgrim's Pride Corp., Class B .................            94,562
    1,000     Suiza Foods Corp.* .............................            31,875
    7,100     Universal Foods Corp. ..........................           149,987
                                                                     -----------
                                                                         485,868
                                                                     -----------

              Home Furnishings/Housewares--1.7%
    1,000     Department 56, Inc.* ...........................            28,000
    1,100     Furniture Brands International, Inc.* ..........            22,069
    4,600     Libbey, Inc. ...................................           140,875
                                                                     -----------
                                                                         190,944
                                                                     -----------

              Hotels--0.5%
    5,800     Prime Hospitality Corp.* .......................            54,012
                                                                     -----------

              Industrial Machinery--0.6%
    2,700     Terex Corp.* ...................................            72,562
                                                                     -----------
              Insurance - Financial Guarantee--2.6%
    4,200     Enhance Financial Services Group Inc.* .........            86,100
    1,650     PMI Group, Inc. (The) ..........................            70,125
    3,000     Radian Group Inc. ..............................           138,937
                                                                     -----------
                                                                         295,162
                                                                     -----------
              Insurance - Health & Life--2.5%
    3,400     AmerUs Life Holdings, Inc., Class A ............            82,025
    1,700     Delphi Financial Group, Inc., Class A* .........            60,350
    5,500     Liberty Financial Companies, Inc.** ............           141,625
                                                                     -----------
                                                                         284,000
                                                                     -----------

              Insurance - Property & Casualty--3.8%
    3,300     Acceptance Insurance Co. Inc.* .................            43,725
    4,400     Everest Reinsurance Holdings, Inc. .............           122,100
      600     FPIC Insurance Group, Inc.* ....................            10,425
    5,100     Fremont General Corp. ..........................            50,681
   11,500     Frontier Insurance Group, Inc. .................           139,437
    3,600     Selective Insurance Group, Inc. ................            64,125
                                                                     -----------
                                                                         430,493
                                                                     -----------
              Insurance - Title Insurance--0.4%
    1,000     Chicago Title Corp. ............................            45,312
                                                                     -----------
              Leisure & Entertainment--1.5%
    7,800     Acclaim Entertainment, Inc.*/ ** ...............            55,088
      600     Anchor Gaming* .................................            29,156
    4,800     International Game Technology* .................            84,000
                                                                     -----------
                                                                         168,244
                                                                     -----------
              Machinery--3.3%
    2,900     Applied Industrial Technologies, Inc. ..........            43,681
    2,400     Graco Inc. .....................................            80,850
    1,900     McDermott International, Inc. ..................            42,869
    1,500     Tecumseh Products Co., Class A .................            85,500
    5,400     United Dominion Industries Ltd. ................           126,225
                                                                     -----------
                                                                         379,125
                                                                     -----------
              Manufacturing--3.4%
    1,700     Crane Co.* .....................................            40,906
    3,300     Lancaster Colony Corp. .........................           108,488
    2,200     MascoTech, Inc.* ...............................            37,950
    2,900     National Service Industries, Inc. ..............            92,800
    3,500     Trinity Industries, Inc. .......................           109,813
                                                                     -----------
                                                                         389,957
                                                                     -----------
              Medical Instruments & Supplies--1.7%
    3,000     Beckman Coulter, Inc. ..........................           142,125
      900     DENTSPLY International Inc. ....................            22,331
    1,300     Maxxim Medical, Inc.* ..........................            32,013
                                                                     -----------
                                                                         196,469
                                                                     -----------
              Medical & Medical Services--0.8%
    1,700     Shared Medical Systems Corp. ...................            95,519
                                                                     -----------

   The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                              Small Cap Value Fund
                      Portfolio of Investments (continued)
                                 August 31, 1999

--------------------------------------------------------------------------------
                                                                        VALUE
 SHARES                                                                (NOTE 1)
--------------------------------------------------------------------------------
              Metal Fabricating--0.8%
    1,600     Precision Castparts Corp.* .....................       $    56,800
    1,400     Quanex Corp. ...................................            36,400
                                                                     -----------
                                                                          93,200
                                                                     -----------
              Metals & Mining--0.7%
    2,800     ASARCO Inc. ....................................            58,450
    1,400     Cyprus Amax Minerals Co. .......................            23,713
                                                                     -----------
                                                                          82,163
                                                                     -----------
              Natural Gas Distribution--4.8%
    5,600     Energen Corp. ..................................           105,700
    2,400     Indiana Energy, Inc.* ..........................            50,850
    4,900     MCN Energy Group Inc. ..........................            87,588
    2,400     Midcoast Energy Resources, Inc.* ...............            42,300
      200     National Fuel Gas Co. ..........................             9,413
    3,500     NICOR Inc. .....................................           135,406
    3,900     NUI Corp.** ....................................            99,938
      600     WICOR, Inc. ....................................            17,550
                                                                     -----------
                                                                         548,745
                                                                     -----------
              Office & Business Equipment--0.6%
    3,300     United Stationers Inc.*/ ** ....................           74 ,663
                                                                     -----------
              Oil & Gas Field Exploration--2.8%
    2,500     Houston Exploration Co. (The)* .................            53,125
    3,400     HS Resources, Inc.* ............................            58,225
      300     Louis Dreyfus Natural Gas Corp.* ...............             6,563
    3,100     Offshore Logistics, Inc.* ......................            36,231
    6,800     Pioneer Natural Resources Co.* .................            77,350
    1,800     Pride International, Inc.*/ ** .................            26,775
    7,800     Trico Marine Services, Inc.* ...................            62,400

                                                                         320,669
                                                                     -----------
              Oil & Gas Field - Services--0.2%
    2,900     Seitel, Inc.*/ ** ..............................            28,275
                                                                     -----------
              Paints, Lacquers, Varnish, Enamel--0.4%
    3,200     Lilly Industries, Inc., Class A ................            50,800
                                                                     -----------
              Paper & Allied Products--0.8%
    4,500     Buckeye Technologies Inc.* .....................            71,438
    1,800     Schweitzer-Mauduit International, Inc.* ........            24,413
                                                                     -----------
                                                                          95,851
                                                                     -----------
              Recycling--0.4%
    2,600     IMCO Recycling Inc. ............................            40,788
                                                                     -----------

              Residential Construction--4.9%
    1,900     Beazer Homes USA, Inc.*/ ** ....................            42,156
    6,300     Del Webb Corp.* ................................           137,025
    9,300     D.R. Horton, Inc. ..............................           135,431
    7,000     Kaufman and Broad Home Corp.** .................           143,063
    5,500     M.D.C. Holdings, Inc. ..........................           103,469
      200     Ryland Group, Inc. (The)* ......................             4,813
                                                                     -----------
                                                                         565,957
                                                                     -----------
              Restaurants--0.9%
    6,100     Landry's Seafood Restaurants, Inc.* ............            51,850
    5,300     Ryan's Family Steak Houses, Inc.* ..............            51,344
                                                                     -----------
                                                                         103,194
                                                                     -----------
              Retail - Department Stores--0.1%
      200     Ames Department Stores, Inc. * .................             5,875
                                                                     -----------
              Retail - Jewelry Stores--0.5%
    3,000     Claire's Stores, Inc. ..........................            56,438
                                                                     -----------
              Retail - Shoe Stores--0.3%
    2,100     Brown Shoe Company, Inc. .......................            36,488
                                                                     -----------
              Retail - Specialty--0.7%
    5,500     Heilig-Meyers Co. ..............................            29,219
    6,100     Musicland Stores Corp.* ........................            51,850
                                                                     -----------
                                                                          81,069
                                                                     -----------
              Retail - Specialty Apparel--0.7%
    6,200     Cato Corp. (The), Class A ......................            83,313
                                                                     -----------
              Savings & Loan Associations--4.2%
    3,000     Bank United Corp., Class A .....................           102,938
    1,000     Commercial Federal Corp. .......................            23,250
    2,500     Flagstar Bancorp, Inc. .........................            49,375
    1,200     Sovereign Bancorp, Inc. ........................            12,037
    5,770     Washington Federal, Inc. .......................           137,759
    5,800     Webster Financial Corp.** ......................           156,238
                                                                     -----------
                                                                         481,597
                                                                     -----------
              Services - Employment Agencies--0.1%
    1,800     Personnel Group of America, Inc.* ..............            15,075
                                                                     -----------
              Steel--2.0%
      600     AK Steel Holding Corp.* ........................            12,600
    1,400     Carpenter Technology Corp. .....................            32,025
   15,300     National Steel Corp., Class B ..................           124,313
    3,200     Oregon Steel Mills, Inc. .......................            35,000
    3,000     WHX Corp.* .....................................            26,438
                                                                     -----------
                                                                         230,376
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                              Small Cap Value Fund
                      Portfolio of Investments (concluded)
                                 August 31, 1999

--------------------------------------------------------------------------------
                                                                        VALUE
 SHARES                                                                (NOTE 1)
--------------------------------------------------------------------------------
              Telecommunications Equipment--1.1%
    4,950     Superior TeleCom Inc. ..........................       $   130,247
                                                                     -----------
              Tobacco--0.7%
    2,800     Universal Corp. ................................            79,450
                                                                     -----------
              Transportation--1.6%
    4,000     Arkansas Best Corp.* ...........................            50,000
    1,900     GATX Corp. .....................................            63,413
    4,500     Yellow Corp.* ..................................            71,438
                                                                     -----------
                                                                         184,851
                                                                     -----------
              Trucks - Rental Services--0.9%
   10,400     Rollins Truck Leasing Corp. ....................           107,900
                                                                     -----------
              Utilities--2.8%
    8,300     Public Service Co. of New Mexico ...............           156,144
    6,400     RGS Energy Group Inc. ..........................           165,600
                                                                     -----------
                                                                         321,744
                                                                     -----------
              Total Common Stocks
                (Cost $11,276,762) ...........................        11,010,062
                                                                     -----------

              SHORT-TERM INVESTMENT--4.2%
              Repurchase Agreement--4.2%
              Bear, Stearns & Co. Inc.
                (Agreement dated 8/31/99 to be
                repurchased at $479,917)
                5.430%, 09/01/99
     $480       (Cost $479,844) (Note 6).....................            479,844
                                                                     -----------
              Total Investments -- 99.9%
                (Cost $11,756,606)...........................         11,489,906
                                                                     -----------
              Other Assets in Excess
                of Liabilities-- 0.1% .......................              8,384
                                                                     -----------

              Net Assets-- 100.0% ...........................        $11,498,290
                                                                     ===========

------------
 * Non-income producing.
** Security or a portion thereof is out on loan.



The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                       Statement of Assets and Liabilities
                                 August 31, 1999

                                                   MICRO CAP       GROWTH     GROWTH & VALUE LARGER CAP VALUE SMALL CAP VALUE
                                                     FUND           FUND           FUND             FUND            FUND
                                                 ------------   ------------   ------------    ------------    ------------
Assets
   Investments, at value (cost - $73,783,313,
      $58,045,039, $49,900,137, $8,730,643,
      $11,756,606, respectively) .............   $ 77,026,777   $ 62,200,195   $ 49,611,414    $  8,388,954    $ 11,489,906
   Cash collateral received for securities
      loaned (Note 5) ........................      1,023,711        736,876        426,537          23,126          93,600
   Receivable for investments sold ...........      3,142,372      1,303,880      1,116,472         184,009         227,359
   Dividends and interest receivable .........         37,673         21,368         49,890          12,235          20,315
   Receivable for Fund shares sold ...........          3,982             --          8,761              --          39,740
   Receivable from investment adviser ........             --             --             --           4,329             574
   Prepaid expenses ..........................         18,232         12,638         36,364              --              --
                                                 ------------   ------------   ------------     -----------    ------------
      Total assets ...........................     81,252,747     64,274,957     51,249,438       8,612,653      11,871,494
                                                 ------------   ------------   ------------     -----------    ------------
Liabilities
   Payable upon return of securities loaned
      (Note 5) ...............................      1,023,711        736,876        426,537          23,126          93,600
   Payable for investments purchased .........      3,686,103        826,869      1,505,126         233,043         259,142
   Payable for Fund shares redeemed ..........        104,535        244,421        126,378          53,605              --
   Accrued expenses and other liabilities ....         89,573         90,968         35,616          46,888          20,462
                                                 ------------   ------------   ------------     -----------    ------------
      Total liabilities ......................      4,903,922      1,899,134      2,093,657         356,662         373,204
                                                 ------------   ------------   ------------     -----------    ------------

Net Assets
   Capital stock, $0.001 par value ...........          4,235          4,190          2,911             622             894
   Additional paid-in capital ................     55,231,263     57,421,160     44,965,444       8,806,279      10,615,954
   Undistributed net investment income .......             --             --         82,539          88,088          87,010
   Accumulated undistributed net realized
      gain/(loss)from investments and
      futures transactions, if any ...........     17,869,863        795,317      4,393,610        (297,309)      1,061,132
   Net unrealized appreciation/(depreciation)
      on investments and futures transactions,
      if any .................................      3,243,464      4,155,156       (288,723)       (341,689)       (266,700)
                                                 ------------   ------------   ------------     -----------    ------------
   Net assets applicable to shares outstanding   $ 76,348,825   $ 62,375,823   $ 49,155,781    $  8,255,991    $ 11,498,290
                                                 ============   ============   ============    ============    ============
Shares outstanding ...........................      4,235,134      4,190,064      2,910,851         622,361         894,247
                                                 ------------   ------------   ------------     -----------    ------------
Net asset value, offering and redemption
   price per share ...........................         $18.03         $14.89         $16.89          $13.27          $12.86
                                                       ======         ======         ======          ======          ======





The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                             Statement of Operations
                    For the Fiscal Year Ended August 31, 1999

                                                 MICRO CAP        GROWTH       GROWTH & VALUE  LARGER CAP VALUE SMALL CAP VALUE
                                                   FUND            FUND             FUND             FUND            FUND
                                             --------------    ------------    --------------  --------------   ---------------
Investment Income
   Dividends .............................   $    191,246**    $    252,552**    $  1,011,182    $    380,232    $    135,420**
   Interest ..............................        299,119           132,230           116,413          22,417          25,144
   Securities lending ....................         54,124            38,739            27,945           2,920           1,939
                                             ------------      ------------      ------------    ------------    ------------
                                                  544,489           423,521         1,155,540         405,569         162,503
                                             ------------      ------------      ------------    ------------    ------------
Expenses
   Advisory fees .........................        756,094           573,423           660,704         150,844          55,690
   Co-Administration fees ................        176,422           133,818           156,173          85,055          60,024
   Administrative services fees ..........        151,219           114,685           132,141          30,169          11,324
   Transfer agent fees and expenses ......         77,308            72,327           118,436          42,685          32,074
   Printing ..............................         28,492            25,718            32,552           4,965           4,672
   Custodian fees and expenses ...........         30,244            22,937            26,428           6,146           2,265
   Audit and legal fees ..................         29,933            28,815            28,518          16,558           7,704
   Federal and state registration fees ...         11,795            10,841             3,732          17,268          17,220
   Other .................................         13,559            10,957             8,624           7,431           4,800
                                             ------------      ------------      ------------     -----------    ------------

      Total expenses before waivers and
         reimbursements ..................      1,275,066           993,521         1,167,308         361,121         195,773
      Less: waivers and reimbursements ...       (266,942)         (228,958)         (286,369)       (159,995)       (120,280)
                                             ------------      ------------      ------------     -----------    ------------

      Total expenses after waivers and
         reimbursements ..................      1,008,124           764,563           880,939         201,126          75,493
                                             ------------      ------------      ------------     -----------    ------------
   Net investment income/(loss) ..........       (463,635)         (341,042)          274,601         204,443          87,010
                                             ------------      ------------      ------------     -----------    ------------

Net realized and unrealized gain on
   investments and futures transactions:
   Net realized gain/(loss) from:
      Investments ........................     17,921,124         3,454,997         4,760,317        (167,333)      1,061,132
      Futures transactions ...............        308,024                --                --              --              --
   Net change in unrealized depreciation
      on Investments .....................     26,593,111        28,829,220        29,753,292       5,969,183        (266,700)
                                             ------------      ------------      ------------     -----------    ------------

   Net realized and unrealized gain on
      investments and futures
      transactions .......................     44,822,259        32,284,217        34,513,609       5,801,850         794,432
                                             ------------      ------------      ------------     -----------    ------------

Net increase in net assets resulting
   from operations .......................   $ 44,358,624      $ 31,943,175      $ 34,788,210    $  6,006,293    $    881,442
                                             ============      ============      ============    ============    ============

------------
  * Commenced operations on November 30, 1998.
 ** Net of foreign withholding taxes of $1,008, $100 and $228, respectively.


The accompanying notes are an integral part of the financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                          [LOGO OF NUMERIC INVESTORS]

                       Statement of Changes in Net Assets

                                                                                          MICRO CAP
                                                                                             FUND
                                                                               ---------------------------------
                                                                                   For the           For the
                                                                                   Fiscal            Fiscal
                                                                                 Year Ended        Year Ended
                                                                               August 31, 1999   August 31, 1998
                                                                               ---------------   ---------------
Increase/(decrease) in net assets resulting from operations
   Net investment income/(loss) .............................................  $      (463,635)  $      (572,389)
   Net realized gain/(loss) from investments and futures transactions, if any       18,229,148        19,400,519
   Net change in unrealized appreciation/(depreciation) on investments and
      futures transactions, if any ..........................................       26,593,111       (44,713,083)
                                                                               ---------------   ---------------
   Net increase/(decrease) in net assets resulting from operations ..........       44,358,624       (25,884,953)
                                                                               ---------------   ---------------
Dividends and distributions to shareholders from:
   Net investment income ....................................................               --                --
   Net realized capital gains ...............................................       (7,942,123)      (19,435,152)
                                                                               ---------------   ---------------
   Total dividends and distributions to shareholders ........................       (7,942,123)      (19,435,152)
                                                                               ---------------   ---------------
Increase/(decrease) in net assets derived from
  capital share transactions (Note 4) .......................................      (59,334,109)        2,467,039
                                                                               ---------------   ---------------
   Total increase/(decrease) in net assets ..................................      (22,917,608)      (42,853,066)

Net assets
   Beginning of period ......................................................       99,266,433       142,119,499
                                                                               ---------------   ---------------
   End of period ............................................................  $    76,348,825   $    99,266,433
                                                                               ===============   ===============

-----------
   * Commencement of operations.
(a)  Includes undistributed net investment income of $82,539.
(b)  Includes undistributed net investment income of $305,148.
(c)  Includes undistributed net investment income of $88,088.
(d)  Includes undistributed net investment income of $137,375.
(e)  Includes undistributed net investment income of $87,010.


The accompanying notes are an integral part of the financial statements.

                                                                                            GROWTH
                                                                                             FUND
                                                                               ---------------------------------
                                                                                   For the           For the
                                                                                   Fiscal            Fiscal
                                                                                 Year Ended        Year Ended
                                                                               August 31, 1999   August 31, 1998
                                                                               ---------------   ---------------
Increase/(decrease) in net assets resulting from operations
   Net investment income/(loss) .............................................  $      (341,042)  $      (605,792)
   Net realized gain/(loss) from investments and futures transactions, if any        3,454,997         7,631,010
   Net change in unrealized appreciation/(depreciation) on investments and
      futures transactions, if any ..........................................       28,829,220       (39,943,640)
                                                                               ---------------   ---------------

   Net increase/(decrease) in net assets resulting from operations ..........       31,943,175       (32,918,422)
                                                                               ---------------   ---------------
Dividends and distributions to shareholders from:
   Net investment income ....................................................               --                --
   Net realized capital gains ...............................................          (39,086)      (19,099,345)
                                                                               ---------------   ---------------
   Total dividends and distributions to shareholders ........................          (39,086)      (19,099,345)
                                                                               ---------------   ---------------
Increase/(decrease) in net assets derived from
  capital share transactions (Note 4) .......................................      (47,367,810)       12,133,413
                                                                               ---------------   ---------------
   Total increase/(decrease) in net assets ..................................      (15,463,721)      (39,884,354)

Net assets
   Beginning of period ......................................................       77,839,544       117,723,898
                                                                               ---------------   ---------------
   End of period ............................................................  $    62,375,823   $    77,839,544
                                                                               ===============   ===============

                                                                                           GROWTH & VALUE
                                                                                                FUND
                                                                               --------------------------------------
                                                                                    For the               For the
                                                                                    Fiscal                Fiscal
                                                                                  Year Ended            Year Ended
                                                                                August 31, 1999       August 31, 1998
                                                                                ---------------       ---------------
Increase/(decrease) in net assets resulting from operations
   Net investment income/(loss) .............................................   $       274,601       $       389,134
   Net realized gain/(loss) from investments and futures transactions, if any         4,760,317            15,859,151
   Net change in unrealized appreciation/(depreciation) on investments and
      futures transactions, if any ..........................................        29,753,292           (33,971,552)
                                                                                ---------------       ---------------
   Net increase/(decrease) in net assets resulting from operations ..........        34,788,210           (17,723,267)
                                                                                ---------------       ---------------
Dividends and distributions to shareholders from:
   Net investment income ....................................................          (497,210)             (237,074)
   Net realized capital gains ...............................................       (10,970,699)          (10,728,727)
                                                                                ---------------       ---------------
   Total dividends and distributions to shareholders ........................       (11,467,909)          (10,965,801)
                                                                                ---------------       ---------------
Increase/(decrease) in net assets derived from
  capital share transactions (Note 4) .......................................       (84,340,716)           86,374,444
                                                                                ---------------       ---------------
   Total increase/(decrease) in net assets ..................................       (61,020,415)           57,685,376

Net assets
   Beginning of period ......................................................       110,176,196            52,490,820
                                                                                ---------------       ---------------
   End of period ............................................................   $    49,155,781(a)    $   110,176,196(b)
                                                                                ===============       ===============


                                                                                       LARGER CAP VALUE
                                                                                              FUND
                                                                               ----------------------------------
                                                                                  For the         For the Period
                                                                                   Fiscal        December 9, 1997*
                                                                                 Year Ended           through
                                                                               August 31, 1999    August 31, 1998
                                                                               ---------------    ---------------
Increase/(decrease) in net assets resulting from operations
   Net investment income/(loss) .............................................  $      204,443     $       137,375
   Net realized gain/(loss) from investments and futures transactions, if any        (167,333)            412,725
   Net change in unrealized appreciation/(depreciation) on investments and
      futures transactions, if any ..........................................       5,969,183          (6,310,872)
                                                                               ---------------    ---------------
   Net increase/(decrease) in net assets resulting from operations ..........       6,006,293          (5,760,772)
                                                                               ---------------    ---------------
Dividends and distributions to shareholders from:
   Net investment income ....................................................        (253,730)                 --
   Net realized capital gains ...............................................        (542,701)                 --
                                                                               ---------------    ---------------
   Total dividends and distributions to shareholders ........................        (796,431)                 --
                                                                               ---------------    ---------------
Increase/(decrease) in net assets derived from
  capital share transactions (Note 4) .......................................     (22,210,422)         31,017,323
                                                                               ---------------    ---------------
   Total increase/(decrease) in net assets ..................................     (17,000,560)         25,256,551

Net assets
   Beginning of period ......................................................      25,256,551                  --
                                                                               ---------------    ---------------
   End of period ............................................................  $    8,255,991(c)  $    25,256,551(d)
                                                                               ==============     ===============


                                                                               SMALL CAP VALUE
                                                                                    FUND
                                                                               -----------------
                                                                                For the Period
                                                                               November 30, 1998*
                                                                                   through
                                                                                August 31, 1999
                                                                                ---------------
Increase/(decrease) in net assets resulting from operations
   Net investment income/(loss) .............................................   $        87,010
   Net realized gain/(loss) from investments and futures transactions, if any         1,061,132
   Net change in unrealized appreciation/(depreciation) on investments and
      futures transactions, if any ..........................................          (266,700)
                                                                                ---------------
   Net increase/(decrease) in net assets resulting from operations ..........           881,442
                                                                                ---------------
Dividends and distributions to shareholders from:
   Net investment income ....................................................                --
   Net realized capital gains ...............................................                --
                                                                                ---------------
   Total dividends and distributions to shareholders ........................                --
                                                                                ---------------
Increase/(decrease) in net assets derived from
  capital share transactions (Note 4) .......................................        10,616,848
                                                                                ---------------
   Total increase/(decrease) in net assets ..................................        11,498,290

Net assets
   Beginning of period ......................................................                --
                                                                                ---------------
   End of period ............................................................   $    11,498,290(e)
                                                                                ===============

  * Commencement of operations.
(a) Includes undistributed net investment income of $82,539.
(b) Includes undistributed net investment income of $305,148.
(c) Includes undistributed net investment income of $88,088.
(d) Includes undistributed net investment income of $137,375.
(e) Includes undistributed net investment income of $87,010.


The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                              Financial Highlights

--------------------------------------------------------------------------------
 Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                                           MICRO CAP FUND
                                                                  ------------------------------------------------------------------

                                                                                                                     For the Period
                                                                  For the Fiscal   For the Fiscal   For the Fiscal    June 3, 1996*
                                                                    Year Ended       Year Ended       Year Ended         through
                                                                  August 31, 1999  August 31, 1998  August 31, 1997  August 31, 1996
                                                                  ---------------  ---------------  ---------------  ---------------
Per Share Operating Performance
Net asset value, beginning of period .............................   $  12.52         $ 18.47          $  11.67         $ 12.00
                                                                     --------         -------          --------         -------
Net investment income/(loss) .....................................      (0.18)          (0.07)            (0.01)           0.01
Net realized and unrealized gain/(loss) on investments and
   futures transactions, if any ..................................       6.72           (3.23)             6.82           (0.34)
                                                                     --------         -------          --------         -------
Net increase/(decrease) in net assets resulting from operations ..       6.54           (3.30)             6.81           (0.33)
                                                                     --------         -------          --------         -------
Dividends and distributions to shareholders from:
Net investment income ............................................         --              --             (0.01)             --
Net realized capital gains .......................................      (1.03)          (2.65)               --              --
                                                                     --------         -------          --------         -------
Total dividends and distributions to shareholders ................      (1.03)          (2.65)            (0.01)             --
                                                                     --------         -------          --------         -------
Net asset value, end of period ...................................   $  18.03         $ 12.52          $  18.47         $ 11.67
                                                                     ========         =======          ========         =======
Total investment return(2) .......................................      56.09%         (20.74)%           58.41%          (2.75)%
                                                                     ========         =======          ========         =======
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ........................   $ 76,349         $99,266          $142,119         $14,100
Ratio of expenses to average net assets(1) .......................       1.00%           1.00%             1.00%           1.00%(3)
Ratio of expenses to average net assets without waivers and
   expense reimbursements ........................................       1.26%           1.23%             1.45%           3.45%(3)
Ratio of net investment income/(loss) to average net assets(1) ...     (0.46)%         (0.41)%           (0.06)%           0.73%(3)
Portfolio turnover rate ..........................................     316.02%         408.70%           233.49%          42.92%

---------
*    Commencement of operations.
(1)  Reflects waivers and reimbursements.
(2) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
(3)  Annualized.




The accompanying notes are an integral part of the financial statements.

                                                                                            GROWTH FUND
                                                                  ------------------------------------------------------------------
                                                                                                                     For the Period
                                                                  For the Fiscal   For the Fiscal   For the Fiscal    June 3, 1996*
                                                                    Year Ended       Year Ended       Year Ended         through
                                                                  August 31, 1999  August 31, 1998  August 31, 1997  August 31, 1996
                                                                  ---------------  ---------------  ---------------  ---------------
Per Share Operating Performance
Net asset value, beginning of period .............................  $  9.75           $ 16.29          $  11.84         $ 12.00
                                                                    -------           -------          --------         -------
Net investment income/(loss) .....................................    (0.18)            (0.07)            (0.04)           0.01
Net realized and unrealized gain/(loss) on investments and
   futures transactions, if any ..................................     5.33             (3.98)             4.50           (0.17)
                                                                    -------           -------          --------         -------
Net increase/(decrease) in net assets resulting from operations ..     5.15             (4.05)              4.46          (0.16)
                                                                    -------           -------          --------         -------
Dividends and distributions to shareholders from:
Net investment income ............................................       --                --             (0.01)             --
Net realized capital gains .......................................    (0.01)            (2.49)               --              --
                                                                    -------           -------          --------         -------
Total dividends and distributions to shareholders ................    (0.01)            (2.49)            (0.01)             --
                                                                    -------           -------          --------         -------
Net asset value, end of period ...................................  $ 14.89           $  9.75          $  16.29         $ 11.84
                                                                    =======           =======          ========         =======
Total investment return(2) .......................................    52.80%           (29.03)%           37.69%          (1.33)%
                                                                    =======           =======          ========         =======
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ........................  $62,376           $77,840          $117,724         $26,756
Ratio of expenses to average net assets(1) .......................     1.00%             1.00%             1.00%           1.00%(3)
Ratio of expenses to average net assets without waivers and
   expense reimbursements ........................................      1.30%             1.24%              1.40%         2.62%(3)
Ratio of net investment income/(loss) to average net assets(1) ...    (0.45)%           (0.50)%            (0.38)%         0.71%(3)
Portfolio turnover rate ..........................................    309.60%           338.40%            266.25%        19.21%


---------
*    Commencement of operations.
(1)  Reflects waivers and reimbursements.
(2) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
(3)  Annualized.



The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                        Financial Highlights (concluded)

--------------------------------------------------------------------------------
 Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                                       GROWTH & VALUE FUND
                                                                ------------------------------------------------------------------
                                                                                                                   For the Period
                                                                 For the Fiscal  For the Fiscal   For the Fiscal   June 3, 1996*
                                                                   Year Ended       Year Ended       Year Ended        through
                                                                August 31, 1999  August 31, 1998  August 31, 1997  August 31, 1996
                                                                ---------------  ---------------  ---------------  ---------------
Per Share Operating Performance
Net asset value, beginning of period ..........................     $ 13.30         $  17.16          $ 11.56          $12.00
                                                                    -------         --------          -------          ------
Net investment income .........................................        0.05             0.05             0.08            0.03
Net realized and unrealized gain/(loss) on investments and
   futures transactions, if any ...............................        4.97            (1.24)            5.58           (0.47)
                                                                    -------         --------          -------          ------
Net increase/(decrease) in net assets resulting from
 operations ...................................................        5.02            (1.19)            5.66           (0.44)
                                                                    -------         --------          -------          ------
Dividends and distributions to shareholders from:
Net investment income .........................................       (0.06)           (0.06)           (0.06)             --
Net realized capital gains ....................................       (1.37)           (2.61)              --              --
                                                                    -------         --------          -------          ------
Total dividends and distributions to shareholders .............       (1.43)           (2.67)           (0.06)             --
                                                                    -------         --------          -------          ------
Net asset value, end of period ................................     $ 16.89         $  13.30          $ 17.16          $11.56
                                                                    =======         ========          =======          ======
Total investment return(2) ....................................       41.61%           (8.97)%          49.11%          (3.67)%
                                                                    =======         ========          =======          ======
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .....................     $49,156         $110,176          $52,491          $3,813
Ratio of expenses to average net assets(1) ....................        1.00%            1.00%            1.00%           1.00%(3)
Ratio of expenses to average net assets without waivers and
   expense reimbursements .....................................        1.33%            1.26%            1.81%           8.98%(3)
Ratio of net investment income to average net assets(1) .......        0.31%            0.36%            0.79%           1.89%(3)
Portfolio turnover rate .......................................      384.71%          341.73%          263.83%           5.25%


-------
*    Commencement of operations.
(1)  Reflects waivers and reimbursements.
(2) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
(3)  Annualized.



The accompanying notes are an integral part of the financial statements.

                                                                        LARGER CAP VALUE FUND          SMALL CAP VALUE FUND
                                                                   ---------------------------------   --------------------
                                                                                     For the Period       For the Period
                                                                   For the Fiscal   December 9, 1997*   November 30, 1998*
                                                                     Year Ended          through              through
                                                                   August 31, 1999   August 31, 1998      August 31, 1999
                                                                   ---------------   ---------------      ---------------
Per Share Operating Performance
Net asset value, beginning of period .............................    $ 10.84            $ 12.00              $ 12.00
                                                                      -------            -------              -------
Net investment income ............................................       0.19               0.06                 0.10
Net realized and unrealized gain/(loss) on investments and
   futures transactions, if any ..................................       2.58              (1.22)                0.76
                                                                      -------            -------              -------
Net increase/(decrease) in net assets resulting from operations ..       2.77              (1.16)                0.86
                                                                      -------            -------              -------
Dividends and distributions to shareholders from:
Net investment income ............................................      (0.11)                --                   --
Net realized capital gains .......................................      (0.23)                --                   --
                                                                      -------            -------              -------
Total dividends and distributions to shareholders ................      (0.34)                --                   --
                                                                      -------            -------              -------
Net asset value, end of period ...................................    $ 13.27            $ 10.84              $ 12.86
                                                                      =======            =======              =======
Total investment return(2) .......................................      26.01%             (9.67)%               7.17%
                                                                      =======            =======              =======
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ........................    $ 8,256            $25,257              $11,498
Ratio of expenses to average net assets(1) .......................       1.00%              1.00%(3)             1.00%(3)
Ratio of expenses to average net assets without waivers and
   expense reimbursements ........................................       1.80%              2.20%(3)             2.59%(3)
Ratio of net investment income to average net assets(1) ..........       1.02%              1.26%(3)             1.15%(3)
Portfolio turnover rate ..........................................     304.89%            166.81%              212.55%

-------
*    Commencement of operations.
(1)  Reflects waivers and reimbursements.
(2) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
(3)  Annualized.



The accompanying notes are an integral part of the financial statements.

                          [LOGO OF NUMERIC INVESTORS]

                                 Micro Cap Fund
                                   Growth Fund
                               Growth & Value Fund
                              Larger Cap Value Fund
                              Small Cap Value Fund

                         Notes to Financial Statements

1.   Organization and Significant Accounting Policies

The RBB Fund, Inc. ("RBB") was incorporated under the laws of the State of Maryland on February 29, 1988, and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund", which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently RBB has sixteen investment portfolios, including the n/i numeric investors family of funds ("n/i numeric investors Family") which consists of five diversified portfolios: n/i numeric investors Micro Cap Fund ("Micro Cap Fund"), n/i numeric investors Growth Fund ("Growth Fund"), n/i numeric investors Growth & Value Fund ("Growth & Value Fund") and n/i numeric investors Larger Cap Value Fund ("Larger Cap Value Fund"), and n/i numeric investors Small Cap Value Fund ("Small Cap Value Fund") (each a "Fund", collectively the "Funds").

RBB has authorized capital of thirty billion shares of common stock of which
20.03 billion are currently classified into ninety-seven classes. Each class represents an interest in one of sixteen investment portfolios of RBB. The classes have been grouped into sixteen separate "families", nine of which have begun investment operations.

Portfolio Valuation -- The net asset value of each Fund is calculated as of the close of regular trading on the NYSE on each business day. Each Fund's securities are valued at the last reported sales price on the national securities exchange or national securities market on which such shares are primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. With the approval of RBB's Board of Directors, each Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. The preparation of financial statements requires the use of estimates by management. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of each Fund.

Repurchase Agreements -- Each Fund has agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom each Fund enters into repurchase agreements are banks and broker/dealers which Numeric Investors L.P.(R) (the Funds' "Adviser" or "Numeric") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Numeric marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose each Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

                          [LOGO OF NUMERIC INVESTORS]

                                 Micro Cap Fund
                                   Growth Fund
                               Growth & Value Fund
                              Larger Cap Value Fund
                              Small Cap Value Fund

                    Notes to Financial Statements (continued)

Investment Transactions and Investment Income -- Transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Expenses not directly attributable to a specific Fund are allocated based on relative net assets of each Fund.

Financial Futures Transactions -- Each Fund may invest in financial futures contracts for hedging purposes, including conversion of cash to equity. When entering into a futures contract, each Fund makes a deposit of an initial margin with its custodian in a segregated account in the name of the futures broker. Subsequent payments to or from the broker, called variation margin, are made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable. When the contracts are closed, a gain or loss is realized equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contracts.

The risks related to the use of futures contracts include: (i) the correlation between movements in the market price of a Fund's investments (held or intended for purchase) being hedged and in the price of the futures contract may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. Successful use of futures by the Funds is subject to Numeric's ability to predict correctly movements in the direction of the market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract. None of the funds had open futures transactions at August 31, 1999.

Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Dividends and Distributions -- Dividends from net investment income, if any, will be declared and paid at least annually to shareholders. Distributions from net realized capital gains, if any, will be distributed at least annually. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the composition of net assets.

                          [LOGO OF NUMERIC INVESTORS]

                                 Micro Cap Fund
                                   Growth Fund
                               Growth & Value Fund
                              Larger Cap Value Fund
                              Small Cap Value Fund

                    Notes to Financial Statements (continued)

On October 21, 1999, the Funds paid dividends and distributions to shareholders of record on October 14, 1999 from the following sources:

                                                                               CAPITAL GAINS
                                                             -------------------------------------------------
                                  NET INVESTMENT INCOME            SHORT-TERM                  LONG-TERM
                                  ---------------------      ---------------------       ---------------------
FUND                              PER SHARE      AMOUNT      PER SHARE      AMOUNT       PER SHARE      AMOUNT
----                              ---------      ------      ---------      ------       ---------      ------
Micro Cap Fund .................        --           --       $4.0470   $17,071,667       $0.2846   $1,200,543
Growth Fund ....................        --           --        0.3646     1,484,633            --           --
Growth & Value Fund ............   $0.0298      $82,617        1.9668     5,452,700            --           --
Larger Cap Value Fund...........    0.1443       87,005            --            --            --           --
Small Cap Value Fund*...........    0.0979       86,933        1.3165     1,169,828            --           --

U.S. Federal Tax Status -- No provision is made for U.S. federal income taxes as it is each Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. federal income and substantially all excise taxes. For U.S. federal income tax purposes, realized capital losses incurred after October 31, 1998, within the fiscal year ("post-October losses"), are deemed to arise on the first day of the following fiscal year. The Funds did not incur any post-October losses except for the Growth and the Growth & Value Funds, which incurred and elected to defer such losses of $401,297 and $435,208, respectively. At August 31, 1999 the Larger Cap Value Fund had a capital loss carryforward of $14,809 which expires in 2007.

2. Transactions with Affiliates and Related Parties

Numeric serves as each Fund's investment adviser. For its advisory services, Numeric is entitled to receive 0.75% of each Fund's average daily net assets, accrued daily and paid monthly.

The Adviser has voluntarily agreed to limit each Fund's total operating expenses for the current and the following fiscal year to the extent that such expenses exceed 1.00% of each Fund's average daily net assets. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee. For the fiscal year ended August 31, 1999 (unless otherwise indicated), investment advisory fees, waivers and reimbursements of expenses were as follows:

                                        GROSS                              NET            EXPENSE
FUND                                ADVISORY FEES      WAIVERS       ADVISORY FEES     REIMBURSEMENT
----                                -------------      -------       -------------     -------------
Micro Cap Fund ....................   $ 756,094       $(125,805)       $ 630,289                 --
Growth Fund .......................     573,423        (121,919)         451,504                 --
Growth & Value Fund ...............     660,704        (171,847)         488,857                 --
Larger Cap Value Fund..............     150,844         (73,497)          77,347          $   6,861
Small Cap Value Fund*..............      55,690         (54,759)             931             14,836

---------
*Commenced operations on November 30, 1998.

The Funds will not pay Numeric at a later time for any amounts it may waive or any amounts which Numeric has assumed.

                          [LOGO OF NUMERIC INVESTORS]

                                 Micro Cap Fund
                                   Growth Fund
                               Growth & Value Fund
                              Larger Cap Value Fund
                              Small Cap Value Fund

                    Notes to Financial Statements (continued)

PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank, National Association, and Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serve as co-administrators for each Fund. For providing administrative services PFPC is entitled to receive a monthly fee equal to an annual rate of 0.125% of each Fund's average daily net assets subject to a minimum monthly fee of $6,250 per Fund. BSFM is entitled to receive a monthly fee equal to an annual rate of 0.05% on the first $150 million and 0.02% of each Fund's average daily net assets thereafter.

For the fiscal year ended August 31, 1999 (unless otherwise indicated), PFPC, at its discretion, voluntarily agreed to waive a portion of its co-administration fees for each Fund. During such period, PFPC's co-administration fees and related waivers were as follows:

                                      PFPC GROSS          PFPC           PFPC Net
FUND                            CO-ADMINISTRATION FEES   WAIVERS  CO-ADMINISTRATION FEES
----                            ----------------------   -------  ----------------------
Micro Cap Fund ................        $126,016         $(10,081)        $115,935
Growth Fund ...................          95,590           (7,646)          87,944
Growth & Value Fund ...........         112,126           (8,809)         103,317
Larger Cap Value Fund .........          74,999          (37,501)          37,498
Small Cap Value Fund* .........          56,249          (28,126)          28,123

----------
* Commenced operations on November 30, 1998.

In addition, PFPC serves as each Fund's transfer and dividend disbursing agent. PFPC, at its discretion, voluntarily agreed to waive a portion of its transfer agency fees for Larger Cap Value Fund and Small Cap Value Fund. For the fiscal year ended August 31, 1999 (unless otherwise indicated), transfer agency fees and waivers were as follows:

                                         GROSS                             NET
                                    TRANSFER AGENCY                  TRANSFER AGENCY
FUND                                     FEES           WAIVERS           FEES
----                                ---------------     -------      ---------------
Micro Cap Fund ................        $ 77,308              --         $ 77,308
Growth Fund ...................          72,327              --           72,327
Growth & Value Fund ...........         118,436              --          118,436
Larger Cap Value Fund .........          42,685        $(18,001)          24,684
Small Cap Value Fund* .........          32,074         (13,500)          18,574

-------
* Commenced operations on November 30, 1998.

Provident Distributors, Inc. ("PDI") provides certain administrative services to each Fund. As compensation for such administrative services, PDI is entitled to receive a monthly fee equal to an annual rate of 0.15% of each Fund's average daily net assets.

                          [LOGO OF NUMERIC INVESTORS]

                                 Micro Cap Fund
                                   Growth Fund
                               Growth & Value Fund
                              Larger Cap Value Fund
                              Small Cap Value Fund

                    Notes to Financial Statements (continued)

For the fiscal year ended August 31, 1999 (unless otherwise indicated), PDI has, at its discretion, voluntarily agreed to waive a portion of its administrative services fees for each Fund. For the fiscal year ended August 31, 1999 (unless otherwise indicated), administrative services fees and waivers were as follows:

                                     GROSS
                                 ADMINISTRATIVE               NET ADMINISTRATIVE
FUND                             SERVICES FEES      WAIVERS     SERVICES FEES
----                             --------------     -------   ------------------
Micro Cap Fund ................    $ 151,219      $(131,056)      $  20,163
Growth Fund ...................      114,685        (99,393)         15,292
Growth & Value Fund ...........      132,141       (105,713)         26,428
Larger Cap Value Fund .........       30,169        (24,135)          6,034
Small Cap Value Fund * ........       11,324         (9,059)          2,265

---------
* Commenced operations on November 30, 1998.

These fees are computed daily and paid monthly.


3. Investment in Securities

For U.S. federal income tax purposes, the costs of securities owned at August 31, 1999 were $74,185,456, $58,333,024, $50,523,929, $9,012,037 and $11,865,285
for Micro Cap Fund, Growth Fund, Growth & Value Fund, Larger Cap Value Fund and Small Cap Value Fund, respectively. Accordingly, the net unrealized appreciation/(depreciation) of investments were as follows:

                                  GROSS            GROSS       NET APPRECIATION/
FUND                          APPRECIATION     DEPRECIATION     (DEPRECIATION)
----                          ------------     ------------    -----------------
Micro Cap Fund ............   $ 7,680,375      $(4,839,054)      $ 2,841,321
Growth Fund ...............     7,709,658       (3,842,489)        3,867,169
Growth & Value Fund .......     2,927,003       (3,839,518)         (912,515)
Larger Cap Value Fund .....       175,939         (799,022)         (623,083)
Small Cap Value Fund ......       338,369         (713,748)         (375,379)

                          [LOGO OF NUMERIC INVESTORS]

                                 Micro Cap Fund
                                   Growth Fund
                               Growth & Value Fund
                              Larger Cap Value Fund
                              Small Cap Value Fund

                    Notes to Financial Statements (continued)

For the fiscal year ended August 31, 1999 (unless otherwise indicated), aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

FUND                                            PURCHASES            SALES
----                                          ------------        ------------
Micro Cap Fund .....................          $296,272,770        $355,363,898
Growth Fund ........................           227,614,506         272,612,890
Growth & Value Fund ................           296,300,949         388,419,889
Larger Cap Value Fund ..............            57,188,404          78,946,468
Small Cap Value Fund* ..............            32,027,390          21,811,953


-------
* Commenced operations on November 30, 1998.


4. Capital Share Transactions

As of August 31, 1999 each Fund has 50,000,000 shares of $0.001 par value common stock authorized.

Transactions in capital shares for the respective periods were as follows:

                                                                        MICRO CAP FUND
                                                  ----------------------------------------------------------
                                                            For the                        For the
                                                       Fiscal Year Ended              Fiscal Year Ended
                                                        August 31, 1999                August 31, 1998
                                                  --------------------------      --------------------------
                                                    SHARES         AMOUNT            SHARES         AMOUNT
                                                  ----------    ------------      ----------    ------------
Sales .........................................      381,712    $  6,008,613       1,392,858    $ 25,611,592
Repurchases ...................................   (4,714,604)    (73,124,102)     (2,358,739)    (41,957,147)
Reinvestments .................................      636,739       7,781,380       1,202,851      18,812,594
                                                  ----------    ------------      ----------    ------------
Net increase/(decrease)........................   (3,696,153)   $(59,334,109)        236,970    $  2,467,039
                                                  ==========    ============      ==========    ============

                                                                         GROWTH FUND
                                                  ----------------------------------------------------------
                                                            For the                         For the
                                                       Fiscal Year Ended               Fiscal Year Ended
                                                        August 31, 1999                 August 31, 1998
                                                  --------------------------      --------------------------
                                                    SHARES         AMOUNT            SHARES         AMOUNT
                                                  ----------    ------------      ----------    ------------
Sales .........................................      779,158    $  9,139,659       1,479,501    $ 22,184,785
Repurchases ...................................   (4,573,587)    (56,544,582)     (2,118,359)    (28,742,059)
Reinvestments .................................        3,862          37,113       1,392,749      18,690,687
                                                  ----------    ------------      ----------    ------------
Net increase/(decrease)........................   (3,790,567)   $(47,367,810)        753,891    $ 12,133,413
                                                  ==========    ============      ==========    ============

                          [LOGO OF NUMERIC INVESTORS]

                                 Micro Cap Fund
                                   Growth Fund
                               Growth & Value Fund
                              Larger Cap Value Fund
                              Small Cap Value Fund

                    Notes to Financial Statements (continued)

                                                               GROWTH & VALUE FUND
                                          -----------------------------------------------------------
                                                    For the                         For the
                                               Fiscal Year Ended               Fiscal Year Ended
                                                August 31, 1999                 August 31, 1998
                                          ---------------------------      --------------------------
                                            SHARES          AMOUNT           SHARES         AMOUNT
                                          ----------    -------------      ----------   -------------
Sales .................................      927,772    $  13,811,036       6,593,529   $ 109,780,075
Repurchases ...........................   (7,201,736)    (109,304,768)     (2,051,495)    (33,888,666)
Reinvestments .........................      897,920       11,153,016         685,614      10,483,035
                                          ----------    -------------       ---------   -------------
Net increase/(decrease)................   (5,376,044)   $ (84,340,716)      5,227,648   $  86,374,444
                                          ==========    =============       =========   =============

                                                              LARGER CAP VALUE FUND
                                          -----------------------------------------------------------
                                                    For the                      For the Period
                                               Fiscal Year Ended           December 9, 1997* through
                                                August 31, 1999                 August 31, 1998
                                          ---------------------------      --------------------------
                                             SHARES         AMOUNT           SHARES         AMOUNT
                                          ----------    -------------      ----------   -------------
Sales .................................      247,019    $  3,045,277       2,499,708    $ 33,270,205
Repurchases ...........................   (2,023,238)    (26,042,313)       (169,292)     (2,252,882)
Reinvestments .........................       68,164         786,614              --              --
                                          ----------    -------------      ---------    -------------
Net increase/(decrease)................   (1,708,055)   $(22,210,422)      2,330,416    $ 31,017,323
                                          ==========    =============      =========    =============

------
* Commencement of operations.

                                              SMALL CAP VALUE FUND
                                          ---------------------------
                                                For the Period
                                          November 30, 1998* through
                                                August 31, 1999
                                          ---------------------------
                                            SHARES          AMOUNT
                                          ----------    -------------
Sales .................................   1,000,505     $ 11,856,127
Repurchases ...........................    (106,258)      (1,239,279)
                                          ---------     ------------
Net increase ..........................     894,247     $ 10,616,848
                                          =========     ============

-------
* Commencement of operations.

On August 31, 1999 three shareholders held approximately 32% of the outstanding shares of the Micro Cap Fund, four shareholders held approximately 61% of the outstanding shares of the Growth Fund, two shareholders held approximately 19% of the outstanding shares of the Larger Cap Value Fund, and two shareholders held approximately 81% of the outstanding shares of the Small Cap Value Fund.

                          [LOGO OF NUMERIC INVESTORS]

                                 Micro Cap Fund
                                   Growth Fund
                               Growth & Value Fund
                              Larger Cap Value Fund
                              Small Cap Value Fund

                    Notes to Financial Statements (continued)

5. Securities Lending

Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankrupt by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The market value of securities on loan to brokers and the related value of cash and securities collateral received at August 31, 1999, was as follows:

                                            MARKET
                                      VALUE OF SECURITIES        MARKET
FUND                                        ON LOAN        VALUE OF COLLATERAL
----                                  -------------------  -------------------
Micro Cap Fund .....................      $17,622,784         $17,980,888
Growth Fund ........................        9,319,987           9,509,636
Growth & Value Fund ................        2,303,874           2,355,098
Larger Cap Value Fund ..............          263,354             271,031
Small Cap Value Fund ...............        1,175,578           1,199,256

The cash collateral was invested into overnight repurchase agreements with Bear, Stearns & Co. Inc. which, were in turn fully collateralized by various U.S. Treasury Bills.


6. Collateral for Repurchase Agreements

Listed below is the collateral associated with the repurchase agreements with Bear, Stearns & Co. Inc., outstanding at August 31, 1999:

                                                      MICRO CAP FUND
                                        ----------------------------------------
                                        Principal
                                          Amount                    Total Market
Issuer                                    (000's)       Maturity       Value
------                                  ----------      --------    ------------
United States Treasury Bill ......      $    3,335      11/18/99      $3,300,316
United States Treasury Bill ......             965      11/04/99         956,913
                                                                      ----------
         Total ...................                                    $4,257,229
                                                                      ==========



                                                      GROWTH FUND
                                        ----------------------------------------
                                        Principal
                                          Amount                    Total Market
Issuer                                    (000's)       Maturity        Value
------                                  ----------      --------    ------------
United States Treasury Bill ......      $      270      11/04/99        $267,737
                                                                    ============

                          [LOGO OF NUMERIC INVESTORS]

                                 Micro Cap Fund
                                   Growth Fund
                               Growth & Value Fund
                              Larger Cap Value Fund
                              Small Cap Value Fund

                    Notes to Financial Statements (concluded)

                                                 GROWTH & VALUE FUND
                                        ----------------------------------------
                                        Principal
                                          Amount                    Total Market
Issuer                                   (000's)       Maturity        Value
------                                  ---------      --------     ------------
United States Treasury Bill .........   $   1,415      11/04/99      $ 1,403,142


                                                LARGER CAP VALUE FUND
                                        ----------------------------------------
                                        Principal
                                          Amount                    Total Market
Issuer                                   (000's)       Maturity        Value
------                                  ---------      --------     ------------
United States Treasury Bill .........   $     305      11/04/99      $   302,444


                                                 SMALL CAP VALUE FUND
                                        ----------------------------------------
                                        Principal
                                          Amount                    Total Market
Issuer                                   (000's)       Maturity        Value
------                                  ---------      --------     ------------
United States Treasury Bill .........   $     495      11/04/99      $   490,852



7. Reclassifications of Capital Accounts

In accordance with accounting pronouncements, the Funds have recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of August 31, 1999, the following Funds recorded reclassifications that increase/(decrease) the accounts listed below:

                                                                     ACCUMULATED
                                                NET INVESTMENT         REALIZED
FUND                                                LOSS                 GAIN
----                                            --------------       -----------
Micro Cap Fund ..............................     $ 463,635           $(463,635)
Growth Fund .................................       341,042            (341,042)

                          [LOGO OF NUMERIC INVESTORS]

                                 Micro Cap Fund
                                   Growth Fund
                               Growth & Value Fund
                              Larger Cap Value Fund
                              Small Cap Value Fund

                        Report of Independent Accountants

To the Shareholders and Board of Directors of The RBB Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of n/i numeric investors Micro Cap Fund, n/i numeric investors Growth Fund, n/i numeric investors Growth & Value Fund, n/i numeric investors Larger Cap Value Fund and n/i numeric investors Small Cap Value Fund, separately managed portfolios of The RBB Fund, Inc. (the "Fund"), at August 31, 1999, the results of their operations for the year (or period) then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, Pennsylvania
October 15, 1999

                          [LOGO OF NUMERIC INVESTORS]

                                 Micro Cap Fund
                                   Growth Fund
                               Growth & Value Fund
                              Larger Cap Value Fund
                              Small Cap Value Fund

                   Shareholder Tax Information -- (unaudited)

Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year (August 31, 1999) as to the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 1999, the following dividends and distributions per share were paid by each of the Funds:

                                                   Ordinary Income (39.6%)
                                               -------------------------------
                                               Net Investment       Short-Term
FUND                                               Income             Gains
----                                           --------------       ----------
n/i Micro Cap Fund .........................           --            $1.025
n/i Growth Fund ............................           --             0.005
n/i Growth & Value .........................       $0.062             1.368
n/i Larger Cap Value .......................        0.108             0.231
n/i Small Cap Value ........................           --                --

The percentage of total ordinary income dividends from the Micro Cap, Growth, Growth & Value, and Larger Cap Value Funds qualifying for the corporate dividends received deduction is 1.61%, 100%, 7.61%, and 43.65%, respectively.

These amounts were reported to shareholders as income in 1998. Because each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1999. The second notification, which will reflect the amounts to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2000.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g. IRA's and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g. corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

                          [LOGO OF NUMERIC INVESTORS]

                 One Memorial Drive
                Cambridge, MA 02142

              1-800-numeric [686-3742]
               http://www.numeric.com

      Investment Adviser
           Numeric Investors L.P.(R)
           One Memorial Drive
           Cambridge, MA 02142

      Co-Administrators
           Bear Stearns Funds Management Inc.
           575 Lexington Avenue
           New York, NY 10022

           PFPC Inc.
           Bellevue Corporate Center
           400 Bellevue Parkway
           Wilmington, DE 19809

      Distributor
           Provident Distributors,Inc.
           Four Falls Corporate Center, 6th Floor
           West Conshohocken, PA 19428

      Custodian
           Custodial Trust Company
           101 Carnegie Center
           Princeton, NJ 05840

      Transfer Agent
           PFPC Inc.
           Bellevue Corporate Center
           400 Bellevue Parkway
           Wilmington, DE 19809

      Independent Accountants
           PricewaterhouseCoopers LLP
           2400 Eleven Penn Center
           Philadelphia, PA 19103

      Counsel
           Drinker Biddle & Reath LLP
           One Logan Square
           18th and Cherry Streets
           Philadelphia, PA 19103


This report is submitted for the general information of the shareholders of each Fund.It is not authorized for the distribution to prospective investors in each Fund unless it is preceded or accompanied by a current prospectus which includes details regarding each Fund's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance. The total investment return and principal value of an investment in each Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

                          [LOGO OF NUMERIC INVESTORS]

                               One Memorial Drive
                               Cambridge, MA 02142

                            1-800-numeric [686-3742]
                             http://www.numeric.com


                          [LOGO OF NUMERIC INVESTORS]



                             n/i numeric investors
                                 Micro Cap Fund


                             n/i numeric investors
                                   Growth Fund


                             n/i numeric investors
                               Growth & Value Fund


                             n/i numeric investors
                              Larger Cap Value Fund


                             n/i numeric investors
                              Small Cap Value Fund




                                  Annual Report
                                 August 31, 1999

                                       1